RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of September, 2002, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the “Seller” or “Lehman Brothers Bank, FSB”), and BANK OF AMERICA, N.A., a national banking association (referred to herein as the “Servicer”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit C hereto (the “Serviced Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the “Trustee”), pursuant to a trust agreement, dated as of September 1, 2002 (the “Trust Agreement”), among the Trustee, Aurora Loan Services Inc., as master servicer (“Aurora,” and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”) and SASCO.

WHEREAS, certain of the Serviced Mortgage Loan are currently being serviced by the Servicer pursuant to a Mortgage Loan Sale and Servicing Agreement between Lehman Brothers Bank, FSB, as “Purchaser,” and the Servicer, as “Seller” and as “Servicer,” dated July 1, 2002, for Fixed-Rate Mortgage Loans, Loan Package LBB02-3 (hereinafter, the “July 2002 MLSSA”) and annexed hereto as part of Exhibit B.

WHEREAS, certain of the Serviced Mortgage Loan are currently being serviced by the Servicer pursuant to a Mortgage Loan Sale and Servicing Agreement between Lehman Brothers Bank, FSB, as “Purchaser,” and the Servicer, as “Seller” and as “Servicer,” dated September 1, 2002, for Fixed-Rate Mortgage Loans, Loan Package 2002-SAS-U (hereinafter, the “September 2002 MLSSA”) and annexed hereto as part of Exhibit B.

WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, to facilitate this reconstitution, the Seller and the Servicer desire to consolidate the servicing of the Serviced Mortgage Loans currently serviced under the July 2002 MLSSA with the servicing of the Serviced Mortgage Loans currently serviced under the September 2002 MLSSA so that all of the Serviced Mortgage Loans are governed by the September 2002 MLSSA (the July 2002 MLSSA when merged into the September 2002 MLSSA, shall collectively be referred to herein as the “MLSSA”) and the terms of this Agreement.

WHEREAS, the Seller and the Servicer agree that the provisions of the MLSSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the MLSSA incorporated by reference herein (regardless if such terms are defined in the MLSSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to the Trust Agreement.

3.

Servicing.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the MLSSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the MLSSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Subsection 11.05 and Subsection 11.15 of the MLSSA, the remittance on October 18, 2002 to the Trust Fund is to include principal due after September 1, 2002 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Subsection 11.15 of the MLSSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-19 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank, FSB under the MLSSA to enforce the obligations of the Servicer under the MLSSA and the term “Purchaser” as used in the MLSSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Subsection 13.01 of the MLSSA.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of Lehman Brothers Bank, FSB under the MLSSA and in connection with the performance of the Master Servicer’s duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Subsection 7.01 of the MLSSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

7.

Notices.  All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services, Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attn:  E. Todd Whittemore, Master Servicing,

SASCO 2002-19

Telephone:  (303) 632-3000

Facsimile:   (303) 632-3001

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services Inc.,
Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services, Inc.

For further credit to:  SASCO 2002-19

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Citibank, N.A.

111 Wall Street

14th Floor, Zone 3

New York, NY 10005

Attention:  Structured Finance-SASCO 2002-19

Telephone:  (212) 657-7781

Facsimile:   (212) 657-4009

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

Lehman Brothers Bank, FSB

745 7th Avenue, 8th Floor

New York, New York 10019

Attention:  Contract Finance – Matthew Ziffer

Telephone:  (212) 884-6292

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the MLSSA.

8.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

9.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Executed as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB,

as Seller

By: /s/ Gary Taylor

Name:  Gary Taylor

Title:    Vice President

BANK OF AMERICA, N.A.,

   as Servicer

By: /s/ Jill E. Payne

      Name: Jill E. Payne

      Title:   Vice President

Acknowledged:

AURORA LOAN SERVICES INC.,

as Master Servicer

By:  /s/ E. Todd Whittemore

Name: E. Todd Whittemore

Title:  Exec. Vice President

CITIBANK, N.A.,

as Trustee

By: /s/ Karen Schluter

Name:  Karen Schluter

Title:   Assistant Vice President

EXHIBIT A

Modifications to the MLSSA

1.

Unless otherwise specified herein, any provisions of the MLSSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations (which will be assigned pursuant to the MLSSA), (iii) Whole-Loan Transfers, Agency Transfers and Securitizations, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  The exhibits to the MLSSA and all references to such exhibits shall also be disregarded.

2.

A new definition of “Best Efforts” is hereby added to Section 1 to immediately follow the definition of “Assignment of Mortgage,” to read as follows:

Best Efforts:  Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion.  Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

3.

The definition of “Eligible Investments” in Section 1 is hereby amended in its entirety to read as follows:

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4.

A new definition of “GNMA” is hereby added to Section 1 to immediately follow the definition of “Freddie Mac,” to read as follows:

GNMA:  The Government National Mortgage Association, or any successor thereto.

5.

The definition of “Mortgage Loan” in Section 1 is hereby amended in its entirety to read as follows:

Mortgage Loan:  An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement, being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

6.

The definition of “Mortgage Loan Schedule” in Section 1 is hereby amended in its entirety to read as follows:

Mortgage Loan Schedule:  The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were purchased from the Servicer by Lehman Brothers Bank, FSB, which Mortgage Loan Schedule is attached as Exhibit C to this Agreement.

7.

The definition of “Opinion of Counsel” in Section 1 is hereby amended by adding the following proviso at the end of such definition:

provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage loans as an officer, employee, director or person performing similar functions.

8.

A new definition of “Prepayment Interest Shortfall Amount” is hereby added to Section 1 to immediately follow the definition of “Person,” to read as follows:

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

9.

The definition of “Principal Prepayment” is hereby amended and restated to read as follows:

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

10.

A new definition of “Principal Prepayment Period” is hereby added to Section 1 to immediately follow the definition of “Principal Prepayment,” to read as follows:

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

11.

A new definition of “Qualified GIC” is hereby added to Section 1 to immediately follow the definition of “Qualified Depository”, to read as follows:

Qualified GIC:  A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b)

provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d)

provide that the Servicer’s interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

(e)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

12.

A new definition of “Rating Agency” is hereby added to Section 1 to immediately follow the definition of  “Qualified GIC,” to read as follows:

Rating Agency:  Any of Fitch Ratings or Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc., or any successor of the foregoing.

13.

The definition of “Servicing Fee” in Section 1 is hereby amended in its entirety to read as follows:

Servicing Fee:  An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

14.

The parties acknowledge that Section 2 shall be inapplicable to this Agreement.

15.

The parties acknowledge that the provisions of Section 3 are superseded by Exhibit C attached hereto.

16.

The parties acknowledge that Section 4 shall be inapplicable to this Agreement.

17.

The parties acknowledge that Section 5 shall be inapplicable to this Agreement.

18.

The parties hereto acknowledge that Section 6  (Delivery of Mortgage Loan Documents) of the MLSSA shall be (i) superseded by the provisions of the Custodial Agreement, and (ii) modified to indicate that the Servicer shall prepare and execute at the direction of Lehman Brothers Bank, FSB any note endorsements in connection with the transfer of the Mortgage Loans to the Trust Fund as the Owner of the Mortgage Loans and that Lehman Brothers Bank, FSB shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

19.

Subsection 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended in its entirety to read as follows:

It is understood and agreed that the representations and warranties set forth in Subsection 7.02 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer.  Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Subsection 7.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer.  Such assignment shall be made in accordance with Subsection 14.03.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Subsection 7.03 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Subsection 7.02 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

20.

The parties acknowledge that Section 8 shall be inapplicable to this Agreement.

21.

The parties acknowledge that Section 9 shall be inapplicable to this Agreement.

22.

The parties acknowledge that Section 10 shall be inapplicable to this Agreement.

23.

Subsection 11.01 (Servicer to Act as Servicer; Subservicing) is hereby amended as follows:

(i)

by deleting the fifth paragraph of such subsection and replacing it with the following:

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Master Servicer, the Trustee or the Trust, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

(ii)

by adding the following to the end of the fifth paragraph of such subsection:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

24.

Subsection 11.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words “Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full” in the first and second lines thereof to “Continuously from the Closing Date until the date the Mortgage Loans cease to be subject to this Agreement”.

25.

Subsection 11.04 (Establishment of Custodial Account; Deposits in Custodial Account) is hereby amended as follows:

(a)

the words “Bank of America, N.A. in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors” in the fourth and fifth lines of the first paragraph shall be replaced by the following words:  “Bank of America, N.A. in trust for the SASCO 2002-19 Trust Fund”; and

(b)

by amending clause (i) to read as follows:

(i)

the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer’s own funds without any right to reimbursement therefor;

26.

Subsection 11.05 (Withdrawals From the Custodial Account) is hereby amended as follows:

(a)

by replacing the last five lines of clause (c) with the following:

(c)

Servicer’s right thereto shall be prior to the rights of the Trust Fund; provided, however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(b)

by deleting the word “and” at the end of clause (h), by replacing the period at the end of clause (i) with a semicolon and by adding the following new clauses (j) and (k):

(j)

to invest funds in the Custodial Account in Eligible Investments in accordance with Subsection 11.04; and,

(k)

to transfer funds to another Qualified Depository in accordance with Subsection 11.09 hereof.

27.

Subsection 11.06 (Establishment of Escrow Account; Deposits in Escrow Account) shall be amended by deleting the words “Bank of America, N.A., in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors” in the fourth and fifth lines of the first paragraph, and replacing them with the words “Bank of America, N.A., in trust for the SASCO 2002-19 Trust Fund.”

28.

Subsection 11.13 (Title, Management and Disposition of REO Property) is hereby amended (i) by adding two new paragraphs after the second paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes;

(ii)

by replacing the word “advances” in the eighth line of the third paragraph thereof with “Monthly Advances”; and,

(iii)

by adding the following to the end of such Subsection:

Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

29.

Subsection 11.15 (Distributions) is hereby amended by adding the following after the second paragraph of such Subsection:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services Inc.

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2002-19

30.

Subsection 11.16 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Subsection 11.16

Statements to Master Servicer.

Not later than the tenth calendar day of each month, the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar  media reasonably acceptable to the Master Servicer.

The monthly statement shall include (a) on a current and cumulative basis the amount of any (i) claims filed, (ii) claims payments made, (iii) claims denied, (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy and (v) all such other information reasonably required by the Master Servicer and (b) the amount of any Monthly Advances made by the Servicer on such Monthly Remittance Date.

The Master Servicer may request that the Servicer provide, at the Master Servicer’s expense, an appraisal or a broker price opinion on any Mortgage Loan which is 90 days or more delinquent.  The Servicer shall promptly, and in no event later than 15 calendar days after such request, deliver such appraisal or broker price opinion to the Master Servicer.

Beginning with the year 2003, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2002 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage loans as is necessary for the Master Servicer to prepare the Trust Fund’s federal income tax return as the Master Servicer may reasonably request from time to time.

31.

Subsection 11.20 (Annual Statement as to Compliance) is hereby amended and restated in its entirety to read as follows:

Subsection 11.20

Annual Officer’s Certificate.

On or before the last day of February of each year, beginning with February 28, 2003, the Servicer, at its own expense, will deliver to Lehman Brothers Bank, FSB and the Master Servicer a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

32.

Subsection 11.21 (Annual Independent Public Accountants’ Servicing Report) is hereby amended and restated in its entirety to read as follows:

Subsection 11.21

Annual Audit Report.

On or before the last day of February of each year, beginning with February 28, 2003, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to Lehman Brothers Bank, FSB and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

33.

Subsection 12.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

The Servicer shall indemnify Lehman Brothers Bank, FSB, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim.  The Servicer shall follow any written instructions received from the Trustee in connection with such claim.  The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Subsection 12.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

34.

Subsection 12.04 (Seller and Servicer Not to Resign) ) is hereby amended and restated in its entirety to read as follows:

Subsection 12.04

Limitation on Resignation and Assignment by Servicer

The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder.  In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

35.

Subsection 13.01 (Events of Default) is hereby amended by:

(a)

changing any reference to “Purchaser” to “Master Servicer” and

(b)

adding the words “within the applicable cure period” after the word “remedied” in the second line of the second paragraph.

36.

Subsection 13.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” in such Subsection to “Master Servicer with the prior written consent of the Trustee”.

37.

Subsection 14.01 (Termination) is hereby amended by (i) changing the word “Purchaser” to “Lehman Brothers Bank, FSB” and (ii) adding the word “or” after clause (a).

38.

Subsection 14.02 (Termination of the Servicer Without Cause) is hereby amended by replacing the first reference to “Purchaser” with “Lehman Brothers Bank, FSB (with the prior consent of the Trustee)” and by replacing all other references to “Purchaser” with “Lehman Brothers Bank, FSB.”

39.

Subsection 14.03 (Successors to the Servicer) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01, 14.01 or 14.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement).  Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection 14.03 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 7 and the remedies available to the Trust Fund under Subsection 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Subsections 12.04, 13.01, 14.01 or 14.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver within three (3) Business Days of the appointment of a successor Servicer the funds in the Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

40.

The parties acknowledge that Section 22 shall be inapplicable to this Agreement.

41.

Section 25 (Amendment) is hereby amended by replacing the words “by the Purchaser, he Seller and the Servicer by written agreement signed by the parties hereto” with the words “by written agreement by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer and the Trustee”.

42.

Section 29 (Successors and Assigns) is hereby deleted in its entirety.

43.

Section 30 (Non-Solicitation) is hereby amended by replacing the words “the Purchaser” with “Lehman Brothers Bank, FSB” in each instance.

44.

Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

EXHIBIT B

Mortgage Loan Sale and Servicing Agreement

MORTGAGE LOAN SALE AND SERVICING AGREEMENT

between

BANK OF AMERICA, N.A.,

as Seller and as Servicer,

and

LEHMAN BROTHERS BANK, FSB,

as Purchaser

Dated July 1, 2002

Fixed-Rate Mortgage Loans

Loan Package LBB02-3

TABLE OF CONTENTS

Page

SECTION 1. Definitions

1

SECTION 2. Purchase and Conveyance

9

SECTION 3. Mortgage Loan Schedules

10

SECTION 4. Purchase Price

10

SECTION 5. Examination of Mortgage Files

10

SECTION 6. Delivery of Mortgage Loan Documents

10

Subsection 6.01. Possession of Mortgage Files

10

Subsection 6.02. Books and Records

11

Subsection 6.03. Delivery of Mortgage Loan Documents

11

SECTION 7. Representations, Warranties and Covenants; Remedies for Breach

12

Subsection 7.01. Representations and Warranties Regarding Individual Mortgage

Loans

12

Subsection 7.02. Seller and Servicer Representations

21

Subsection 7.03. Remedies for Breach of Representations and Warranties

23

SECTION 8. Closing

25

SECTION 9. Closing Documents

25

SECTION 10. Costs

25

SECTION 11. Administration and Servicing of Mortgage Loans

26

Subsection 11.01. Servicer to Act as Servicer; Subservicing

26

Subsection 11.02. Liquidation of Mortgage Loans

28

Subsection 11.03. Collection of Mortgage Loan Payments

28

Subsection 11.04. Establishment of Custodial Account; Deposits

in Custodial Account

28

Subsection 11.05. Withdrawals From the Custodial Account

30

Subsection 11.06. Establishment of Escrow Account; Deposits in Escrow Account

31

Subsection 11.07. Withdrawals From Escrow Account

32

Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Collections

Thereunder

32

Subsection 11.09. Transfer of Accounts

33

Subsection 11.10. Maintenance of Hazard Insurance

33

Subsection 11.11. Maintenance of Primary Mortgage Insurance Policy; Claims

34

Subsection 11.12. Fidelity Bond; Errors and Omissions Insurance

34

Subsection 11.13. Title, Management and Disposition of REO Property

35

Subsection 11.14. Servicing Compensation

36

Subsection 11.15. Distributions

36

Subsection 11.16. Statements to the Purchaser

36

Subsection 11.17. Advances by the Servicer

37

Subsection 11.18. Assumption Agreements

38

Subsection 11.19. Satisfaction of Mortgages and Release of Mortgage Files

38

Subsection 11.20. Annual Statement as to Compliance

39

Subsection 11.21. Annual Independent Public Accountants’ Servicing Report

39

Subsection 11.22. Servicer Shall Provide Access and Information as Reasonably

Required

39

Subsection 11.23. Restoration of Mortgaged Property

39

Subsection 11.24. Master Servicer

40

SECTION 12. The Servicer

40

Subsection 12.01. Indemnification; Third Party Claims

40

Subsection 12.02. Merger or Consolidation of the Servicer

41

Subsection 12.03. Limitation on Liability of the Servicer and Others

41

Subsection 12.04. Seller and Servicer Not to Resign

41

SECTION 13. Default

42

Subsection 13.01. Events of Default.

42

Subsection 13.02. Waiver of Default

43

SECTION 14. Termination

43

Subsection 14.01. Termination

43

Subsection 14.02. Termination of the Servicer Without Cause

44

Subsection 14.03. Successors to the Servicer

44

SECTION 15. Notices

45

SECTION 16. Severability Clause

46

SECTION 17. No Partnership

46

SECTION 18. Counterparts

46

SECTION 19. Governing Law

46

SECTION 20. Intention of the Parties

46

SECTION 21. Waivers

46

SECTION 22. Exhibits

46

SECTION 23. General Interpretive Principles

46

SECTION 24. Reproduction of Documents

46

SECTION 25. Amendment

46

SECTION 26. Confidentiality

46

SECTION 27. Entire Agreement

46

SECTION 28. Further Agreements; Transfers

46

SECTION 29. Successors and Assigns

46

SECTION 30. Non-Solicitation

46

EXHIBITS

EXHIBIT 1

FORM OF SELLER’S OFFICER’S CERTIFICATE

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 4

[RESERVED]

EXHIBIT 5

UNDERWRITING GUIDELINES

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 7

FORM OF OPINION OF COUNSEL

EXHIBIT 8

FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 9

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 10

FORM OF ESCROW ACCOUNT CERTIFICATION

MORTGAGE LOAN SALE AND SERVICING AGREEMENT

THIS MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the “Agreement”), dated July 1, 2002, is hereby executed by and among Lehman Brothers Bank, FSB, a federally chartered savings bank, as purchaser (the “Purchaser”), Bank of America, N.A., a national banking association, in its capacity as seller (the “Seller”) and in its capacity as servicer (the “Servicer”).

WITNESSETH:

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional,  fixed-rate, residential, first-lien mortgage loans (the “Mortgage Loans”) as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein;

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the applicable Mortgage Loan Schedule; and

WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

SECTION 1.

DEFINITIONS.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

Agency Transfer:  An exchange of the Mortgage Loans for agency securities.

Agreement:  This Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA:  The American Land Title Association.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

BPO: A broker’s price opinion with respect to a Mortgaged Property.

Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the state in which (i) the Servicer is located or (ii) the Custodial Account is maintained are authorized or obligated by law or executive order to be closed.

Closing Date:  July 23, 2002.

Closing Documents:  The documents required to be delivered on the Closing Date pursuant to Section 9.

CLTA:  The California Land Title Association.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Condemnation Proceeds:  All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Customary Servicing Procedures:  Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account that are similar to the Mortgage Loans and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

Custodial Account:  As defined in Subsection 11.04.

Custodial Agreement: That certain Custodial Agreement between Purchaser and  Custodian dated as of September 1, 1999.

Custodian:  U.S. Bank Trust National Association or any successor under the Custodial Agreement.

Cut-off Date:  July 1, 2002.

Cut-off Date Principal Balance:  The aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before the Cut-off Date, whether or not collected, and of Principal Prepayments received before the Cut-off Date.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

Determination Date:  With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

Due Date:  With respect to each Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

Eligible Investments:  Any one or more of the following obligations or securities:

(i)

obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

(iii)

federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

(iv)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than “P-2” by Moody’s Investors Service, Inc. and rated not lower than “A-2” by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.; and

(v)

a money market fund;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

Escrow Account:  As defined in Subsection 11.06.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums (if any), fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Event of Default:  Any one of the conditions or circumstances enumerated in Subsection 13.01.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation or any successor thereto.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidating Loan:  A Mortgage Loan as to which, prior to the close of business on the Business Day next preceding the Due Date, (a) the related Mortgaged Property has become an REO Property or (b) the Servicer has accepted a deed to the related Mortgaged Property in lieu of foreclosure in whole or partial satisfaction of the Mortgage Loan.

Liquidation Proceeds:  The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

Loan-to-Value Ratio:  With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, the numerator of which is the outstanding principal balance of the Mortgage Loan at origination (or on such date, if a current Loan-to-Value Ratio is being calculated), and the denominator of which is the Appraised Value of the related Mortgaged Property.

LTV:  Loan-to-Value Ratio.

MERS:  Mortgage Electronic Registration Systems, Inc. or any successor thereto.

Monthly Payment:  With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

Mortgage File:  With respect to any Mortgage Loan, the items listed in Exhibit 3 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the applicable Mortgage Loan Schedule, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan, the documents listed in Exhibit 2 hereto.

Mortgage Loan Remittance Rate:  With respect to any Mortgage Loan, the annual rate of interest payable to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

Mortgage Loan Schedules:  The schedules of Mortgage Loans relating to the Mortgage Loans to be provided to the Purchaser by the Servicer in a mutually acceptable electronic format on the Closing Date, each setting forth the following information with respect to each Mortgage Loan:  (1) the Servicer’s Mortgage Loan identifying number; (2) the Mortgagor's and co-Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state, county, and the zip code; (4) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel; (5) a code indicating whether the Mortgaged Property is a single family residence, a two-to-four family residence, a unit in a condominium, a unit in a planned unit development or a townhouse; (6) the year in which the Mortgaged Property was built; (7) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) a code indicating the lien status of the Mortgage Loan; (9) the Loan-to-Value Ratio at origination; (10) the combined Loan-to-Value Ratio at origination, if applicable; (11) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (12) the Mortgage Interest Rate at the time of origination; (13) the Mortgage Interest Rate as of the Cut-off Date; (14) the loan commitment (lock-in) date; (15) the origination date of the Mortgage Loan; (16) the first payment date of the Mortgage Loan; (17) the stated maturity date of the Mortgage Loan; (18) the amount of the monthly principal and interest payment as of the Cut-Off Date; (19) the amount of the monthly principal and interest payment at the time of origination; (20) the next due date of the Mortgage Loan; (21) a twelve month history for the Mortgage Loan and the number of times that Mortgage Loan was thirty, sixty, and ninety days delinquent in the past twelve months; (22) a code indicating the payment status of the loan (i.e. bankruptcy, foreclosure, REO); (23) the original principal amount of the Mortgage Loan; (24) the actual principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal actually collected on or before the Cut-off Date; (25) the scheduled principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (26) the Mortgage Loan purpose type; (27) the occupancy status of the Mortgaged Property at the time of origination; (28) the Mortgagor’s and Co-Mortgagor’s FICO score; (29) a code indicating the mortgage insurance provider and percent of coverage, if applicable; (30) the mortgage insurance certificate number; a code indicating the method of payment for mortgage insurance premiums and cost (lender paid mortgage insurance), if applicable; (31) the loan documentation type; (32) the back-end debt to income ratio; (33) number of borrowers; (34) borrower Social Security Number; (35) co-borrower Social Security Number; (36) borrower age; (37) co-borrower age; (38) borrower gender; (39) co-borrower gender; (40) borrower race; (41) co-borrower race; (42) combined annual income; (43) a code indicating first time buyer; (44) the monthly servicing fee; (45) the escrow balance as of the Cut-off Date; (46) a code indicating whether the Mortgagor or the co-Mortgagor has been bankrupt in the previous twenty-four months; (47) a code indicating whether the Mortgagor or the co-Mortgagor has been in foreclosure at any time during the previous twenty-four months; and (48) a monthly payment history on the Mortgage Loan from the date of origination through the Cut-off Date.

Mortgage Note:  The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

Mortgaged Property:  The Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor’s or mortgagor’s successors in title to the Mortgaged Property.

NAIC:  The National Association of Insurance Commissioners or any successor organization.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

OTS:  The Office of Thrift Supervision or any successor thereto.

Owner:  As defined in Subsection 11.13.

P&I Advance:  As defined in Subsection 11.17.

Person:  An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Primary Mortgage Insurance Policy:  A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

Purchase Price and Terms Letter.  The letter agreement between the Seller and the Purchaser, dated as of July 3, 2002, or any subsequent dates prior to the Closing Date relating to the sale of the Mortgage Loans.

Purchaser:  The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

Qualified Appraiser:  An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac and satisfied the requirements of Title XI of FIRREA.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Remittance Date:  The 18th day of any month, beginning in August 2002 (or, if such 18th day is not a Business Day, the following Business Day).

REO Disposition:  The final sale by the Servicer of an REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Subsection 11.13.

REO Property:  A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.13.

Repurchase Price:  With respect to any Mortgage Loan, an amount equal to (A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan.

Residential Dwelling:  Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

Securities:  The securities issued in connection with a Securitization evidencing beneficial ownership interests in a trust the assets of which include the Mortgage Loans.

Securitization:  The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related Securities.

Seller:  Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

Servicer:  Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

Servicing Advances:  All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

Servicing Fee Rate:  With respect to each Mortgage Loan, an amount equal to 0.25% per annum.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

Stated Principal Balance:  As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

Substitute Mortgage Loan:  A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially greater or less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate equal to that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Subsection 7.01 (vi) be current in the payment of principal and interest; and (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan.

Transfers:  As defined in Section 28.

Underwriting Guidelines:  The underwriting guidelines of Bank of America Mortgage, a division of Bank of America, N.A., substantially in the form attached hereto as Exhibit 5.

Whole Loan Transfers:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not an Agency Transfer or a Securitization.

SECTION 2.

PURCHASE AND CONVEYANCE.

The Seller, in exchange for the payment of the Purchase Price by the Purchaser on the Closing Date, receipt of which is hereby acknowledged, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans identified in the applicable Mortgage Loan Schedule having a Cut-off Date Principal Balance of [$                       ] together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive:  (a) all scheduled principal due after the Cut-off Date, (b) all other payments and/or recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Servicer after the Cut-off Date shall belong to the Seller) and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date).

SECTION 3.

MORTGAGE LOAN SCHEDULES.

The Seller shall deliver the Mortgage Loan Schedules to the Purchaser at least two (2) Business Days prior to the Closing Date.

SECTION 4.

PURCHASE PRICE.

The Purchase Price for the Mortgage Loans shall be the purchase price set forth in the Purchase Price and Terms Letter plus accrued interest at the Mortgage Loan Remittance Rate from the Cut-off Date through the day immediately prior to the Closing Date.  Subject to the conditions set forth in Section 8 hereof, the Purchaser shall pay the Purchase Price on a best efforts basis to the Seller by 4:00 p.m. Eastern Time on the Closing Date.  Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 5.

EXAMINATION OF MORTGAGE FILES.

In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the Purchase Price and Terms Letter.  Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s or any of its successors’ rights to demand repurchase or other relief or remedy provided for in this Agreement.

SECTION 6.

DELIVERY OF MORTGAGE LOAN DOCUMENTS.

Subsection 6.01.

Possession of Mortgage Files.

The contents of each Mortgage File required to be retained by the Servicer to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer’s possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, each Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.  The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser.  The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under applicable law or court order.  The Servicer shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within two (2) days after the date of such request, at the expense of the Purchaser.

Subsection 6.02.

Books and Records.

Record title to each Mortgage and the related Mortgage Note as of the Closing Date shall be in the name of the Seller, provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

As more fully set forth in Section 20, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser’s business records, tax returns and financial statements, and as a sale of assets on the Seller’s business records, tax returns and financial statements.

Subsection 6.03.

Delivery of Mortgage Loan Documents.

With respect to each Mortgage Loan, the Seller shall deliver and release to the Purchaser, or its designee, (a) at least seven (5) Business Days prior to the Closing Date (or such later date as the Purchaser may reasonably request), the original Mortgage Note endorsed in blank and the original Assignment of Mortgage assigned in blank and (b) the other Mortgage Loan Documents no later than sixty (60) days following the Closing Date, subject to the following paragraph.  All documents shall be original documents or, in the case of Mortgage Loan Documents delivered for recording, either the original recorded documents or clerk-certified copies.

In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within one hundred eighty (180) days following the Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Subsection 7.03.  The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer’s certificate of a Servicing Officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within one hundred eighty (180) days after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the Mortgage Loan at the price and in the manner specified in Subsection 7.03.

To the extent received by it, the Servicer shall promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

SECTION 7.

REPRESENTATIONS, WARRANTIES AND COVENANTS; REMEDIES FOR BREACH.

Subsection 7.01.

Representations and Warranties Regarding Individual Mortgage Loans.

The Seller, with respect to Mortgage Loans sold by it, and, solely if specified below, the Servicer, hereby represent and warrant to the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specified herein:

(a)

The information set forth in the Mortgage Loan Schedules and the Mortgage Loan Documents is true, correct and complete in all material respects.

(b)

There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

(c)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the applicable Mortgage Loan Schedule.  No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the applicable Mortgage Loan Schedule.

(d)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

(e)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the outstanding principal balance owing on the Mortgage Loan.  All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(f)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with; the Servicer maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at the Servicer’s office during normal business hours upon reasonable advance notice.

(g)

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-off Date and prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.  Neither the Seller nor the Servicer has waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, and neither the Seller nor the Servicer has waived any default.

(h)

The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and (iii) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

(i)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

(j)

All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

(k)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

(l)

The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

(m)

The Mortgage Loan is covered by an ALTA or CLTA lender’s title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(i), (ii) and (iii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  The Seller and its successors and assigns are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act.  No claims have been made under such lender’s title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(n)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event permitting acceleration.

(o)

There are no, and, as of the Closing Date, neither the Seller nor the Servicer has received any notice of any, mechanics’ or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(p)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(q)

The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

(r)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a Monthly Payment that is to fully amortize over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate  The Mortgage Note does not permit negative amortization.  Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months.

(s)

There is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

(t)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  To the best of the Seller’s knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

(u)

The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

(v)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (h) above.

(w)

The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

(x)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(y)

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any “buydown” provision which is currently in effect.

(z)

The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(aa)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File.

(bb)

No Mortgage Loan has an LTV at origination in excess of 85%.  Each Mortgage Loan with an LTV at origination in excess of 80%, if any, will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae and Freddie Mac guidelines.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%.  The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.  No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

(cc)

As of the date of origination of the Mortgage Loan, (i) the Mortgaged Property is lawfully occupied under applicable law, (ii) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (iii) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

(dd)

The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(ee)

All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made, the Mortgage Loan has not been dishonored, there are no material defaults under the terms of the Mortgage Loan and no Mortgage Loan has been more than thirty (30) days delinquent in the twelve (12) month period immediately prior to the Cut-off Date.

(ff)

None of the Seller, the Servicer or any prior originator or servicer has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

(gg)

With respect to each Mortgage Loan, the Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned.

(hh)

Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note.  The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.  Following the sale of the Mortgage Loan, the Purchaser will own  such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement.  After the Closing Date, neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

(ii)

Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(jj)

The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner, which exceptions will have no material adverse effects on the Purchaser.

(kk)

The Mortgaged Property is located in the state identified in the applicable Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.  As of the date of origination, no portion of the Mortgaged Property was used for commerical purposes and, to the Seller’s knowledge, since the date of origination, no portion of the Mortgaged Property has been used for commerical purposes.

(ll)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae’s and Freddie Mac’s eligibility requirements have been waived.

(mm)

The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

(nn)

Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code.

(oo)

With respect to each Mortgage where a lost note affidavit has been delivered to the Purchaser or its designee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.  Each such lost note affidavit is substantially in the form attached hereto as Exhibit 6.

(pp)

No fraud was committed by the Seller or the Servicer or, to the Seller’s or the Servicer’s knowledge, any other person in connection with the origination of the Mortgage Loan.

(qq)

The origination practices used by the Seller and the collection and servicing practices used by the Servicer with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry and the collection and servicing practices used by the Servicer have been acceptable to Fannie Mae and Freddie Mac.

(rr)

The Mortgagor is not in bankruptcy and is not insolvent and neither the Seller nor the Servicer have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

(ss)

The Mortgagor has not notified the Seller or the Servicer, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940.

(tt)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

(uu)

To the best of the Seller’s knowledge, there exists no violation of any local, state or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has had or would have a material adverse effect on the market value of such Mortgaged Property.  There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller or the Servicer is aware in which compliance with any environmental law, rule or regulation is an issue.

(vv)

No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy (if any) or bankruptcy bond, irrespective of the cause of such failure of coverage.  In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

(ww)

With respect to any ground lease to which a Mortgaged Property may be subject:  (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and, to the best of the Seller’s knowledge, there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease.

(xx)

With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note.

(yy)

The Mortgage Loan characteristics set forth in Section 4 of the Purchase Price and Terms Letter are true and complete in all material respects;

Subsection 7.02.

Seller and Servicer Representations.

The Seller and Servicer hereby represent and warrant to the Purchaser that, as to itself, as of the Closing Date:

(a)

It is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it.  It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act.  It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the legal, valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

(b)

No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(c)

The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

(d)

Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(e)

There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

(f)

It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(g)

It acknowledges and agrees that the Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(h)

It has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

(i)

It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

(j)

It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(k)

None of this Agreement, the Mortgage Loan Schedules or the Mortgage Loan Documents furnished in connection with this transaction contain any untrue statement of fact by the Seller or the Servicer, or omits to state a fact, necessary to make the statements of the Seller or Servicer herein or therein, in the light of the circumstances under which they were made, not materially misleading; provided, however, that the Purchaser acknowledges that it had the opportunity to dictate the contents of the Mortgage Loan Schedules and, therefore, the Seller and the Servicer shall not be liable for any omitted fields on the Mortgage Loan Schedules that were not requested by the Purchaser.

Subsection 7.03.

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File.  Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

Within sixty (60) days after the earlier of either discovery by or notice to either the Seller or the Servicer of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller or the Servicer, as the case may be, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price.  However, the Seller may, at its option and assuming that the Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected not later than ninety (90) days after the Closing Date.  If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.  Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser, and acceptable to the Seller, and shall be accomplished by the Seller remitting to the Servicer the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date.

At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the Closing Date.  In the event a deficient Mortgage Loan is repurchased, the Seller shall, simultaneously with its remittance to the Servicer of such Repurchase Price, give written notice to the Purchaser that such repurchase has taken place.  Upon such repurchase, the related Mortgage Loan Schedule shall simultaneously be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03.  The Seller shall remit to the Servicer for distribution the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution.  Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller.  For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan.  The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan.  Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans, shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution.

In addition to such cure, repurchase and substitution obligations, the Seller or the Servicer shall indemnify the Purchaser and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of the Seller or the Servicer, as applicable, representations and warranties contained in this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses or damages.

No action may be brought against the Seller or the Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to Purchaser, (ii) failure by the Seller or the Servicer, as applicable, to cure such breach, repurchase such Mortgage Loan as specified above, substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and/or indemnify the Purchaser and (iii) demand upon the Seller or the Servicer, as applicable, by the Purchaser for compliance with the terms of this Agreement.

It is understood and agreed that the obligations of the Seller or the Servicer, as applicable, set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

SECTION 8.

CLOSING.

The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree.  The closing shall be subject to each of the following conditions:

(a)

all of the representations and warranties of the Seller and the Servicer in this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

(b)

the Seller’s attorneys shall have received in escrow all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

(c)

all other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

SECTION 9.

CLOSING DOCUMENTS.

On the Closing Date, the Seller and the Servicer shall deliver to its attorneys in escrow fully executed originals of:

(a)

this Agreement, executed by the Seller and the Servicer;

(b)

an Officer’s Certificate, in the form of Exhibit 1 hereto, for the Seller and the Servicer including all attachments thereto;

(c)

each Mortgage Loan Schedule;

(d)

an opinion of in-house counsel for the Seller and the Servicer, substantially in the form attached hereto as Exhibit 7;

(e)

an Escrow Account Certification;

(f)

a Custodial Account Certification;

(g)

the Purchase Price and Terms Letter; and

(h)

a certified true copy of the Custodial Agreement.  On the Closing Date, the Purchaser will assign to the Seller its rights as the Servicer under the Custodial Agreement.

SECTION 10.     COSTS.

The Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  The Seller also shall pay the cost of preparing and recording the Assignments of Mortgage (and, if any Assignment of Mortgage is missing, the reasonable cost of securing a copy of such Assignment of Mortgage).  The Purchaser shall pay the Seller’s cost of delivering the Mortgage Loan Documents to a location designated by the Purchaser (if other than the Custodian).  All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Seller to the Purchaser, including without limitation the fees and expenses of the Custodian, all costs and expenses of the Seller, the Servicer and the Purchaser incurred in connection with any Transfer or further assignment of the Mortgage Loans and the Purchaser’s attorneys’ fees, shall be paid by the Purchaser.

SECTION 11.      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.

Subsection 11.01.

Servicer to Act as Servicer; Subservicing.

The Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.  The Servicer may perform its servicing responsibilities through agents or independent contractors, but, shall not thereby be released from any of its responsibilities hereunder.  Notwithstanding anything to the contrary, the Servicer may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Servicer shall not be released from any of its responsibilities hereunder by virtue of such delegation.  The Mortgage Loans may be subserviced by one or more unaffiliated subservicers on behalf of the Servicer provided each subservicer is a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac.  The Servicer shall pay all fees and expenses of the subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances), and the subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself.  If the Servicer’s responsibilities and duties under this Agreement are terminated and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer’s own funds without reimbursement from the Purchaser.

The Servicer shall be entitled to enter into an agreement with the subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of Purchaser to pay the subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the subservicer has received such payment.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan which would materially and adversely affect the Mortgage Loan, including without limitation, any modification that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan.  Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.13.

The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby.  The Purchaser shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed-in-lieu of foreclosure, if the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.  After reviewing the inspection, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

Subsection 11.02.

Liquidation of Mortgage Loans.

If any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser.  If any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac.  In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances.  If the portion of any Liquidation Proceeds or REO Disposition Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.

Subsection 11.03.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable.  Further, the Servicer will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies (if any), and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Subsection 11.04.

Establishment of Custodial Account; Deposits in Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “Bank of America, N.A., in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors.”  Such Custodial Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of the Servicer) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts.  In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.  The creation of the Custodial Account shall be evidenced by a certificate delivered by the Servicer (the “Custodial Account Certification”) substantially in the form of Exhibit 9 hereto.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(a)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(c)

all Liquidation Proceeds;

(d)

all proceeds received by the Servicer under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy (if any) or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

(e)

all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

(f)

any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19;

(g)

any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13;

(h)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Subsection 7.03, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

(i)

with respect to each Principal Prepayment in full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided, however, that the Servicer’s aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month; and

(j)

amounts required to be deposited by the Servicer in connection with the deductible clause of any hazard insurance policy.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Owner) and shall not be sold or disposed of prior to maturity.  Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer.  The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

Subsection 11.05.

Withdrawals From the Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)

to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.15;

(b)

to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser with respect to such Mortgage Loan, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(c)

to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser unless the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, in which case the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(d)

to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Purchaser in an Officer’s Certificate) by the Servicer pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Subsection 7.03;

(e)

to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

(f)

to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

(g)

to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(h)

to withdraw any amounts inadvertently deposited in the Custodial Account; and

(i)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Subsection 11.06.

Establishment of Escrow Account; Deposits in Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the “Escrow Account”), titled “Bank of America, N.A., in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors.”  The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Servicer), which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts.  In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.  The creation of the Escrow Account shall be evidenced by a certificate delivered by the Servicer (the “Escrow Account Certification”) substantially in the form of Exhibit 10 hereto.

The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property and (c) all amounts representing proceeds of any Primary Mortgage Insurance Policy (if any).  The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07 hereof.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

Subsection 11.07.

Withdrawals From Escrow Account.

Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies (if any), fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

Subsection 11.08.

Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies (if any) and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  If a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsections 11.05(c), 11.05(d) and 11.07(b).  No costs incurred by the Servicer or subservicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Subsection 11.09.

Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution.  Such transfer shall be made only upon obtaining the prior written consent of the Purchaser; such consent not to be unreasonably withheld.

Subsection 11.10.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement-cost basis (or the outstanding principal balance of the Mortgage Loan if replacement-cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program.  The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above.  Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.  It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either its insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the state wherein the property subject to the policy is located.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

Subsection 11.11.

Maintenance of Primary Mortgage Insurance Policy; Claims.

With respect to each Mortgage Loan with a LTV in excess of 80%, if any, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with Fannie Mae requirements.  The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%.  If such Primary Mortgage Insurance Policy shall be terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy.  If the insurer shall cease to be a qualified insurer, the Servicer shall obtain from another qualified insurer a replacement insurance policy.  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.18, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy (if any) in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Subsection 11.06, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy (if any) shall be deposited in the Escrow Account, subject to withdrawal pursuant to Subsection 11.07.

Subsection 11.12.

Fidelity Bond; Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns.  The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Subsection 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicers’ Guide or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.  Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that the Servicer shall endeavor to provide written notice to the Purchaser 30 days prior to modification or any material change.

Subsection 11.13.

Title, Management and Disposition of REO Property.

If title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its nominee, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the “Owner”). If the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 and the fees of any managing agent acting on behalf of the Servicer.  Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser.  The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

The disposition of REO Property shall be carried out by the Servicer in accordance with the provisions of this Agreement and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner.  Upon the request of the Owner, and at the Owner’s expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Owner.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter, the expenses of such sale shall be paid, the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Subsection 11.17 and any appraisal performed pursuant to this paragraph and the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same within a three-year period (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer’s efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement).

Subsection 11.14.

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected on the Mortgage Loans.  Additional servicing compensation in the form of assumption fees, late payment charges, prepayment penalties and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Subsection 11.15.

Distributions.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date (a) all Monthly Payments due in the Due Period prior to such Remittance Date and received by the Servicer prior to the related Determination Date, plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, plus (c) any amounts attributable to Principal Prepayments received in the calendar month preceding the month in which the Remittance Date occurs, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayments in accordance with Subsection 11.04(i), minus (d) all amounts that may be withdrawn from the Custodial Account pursuant to Subsections 11.05(b) through (e).

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Bank of America, N.A., or its successor, as its prime lending rate, adjusted as of the date of each change, plus two percent (2%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Subsection 11.16.

Statements to the Purchaser.

Not later than the tenth calendar day of each month, the Servicer shall forward to the Purchaser a statement, substantially in the form of Exhibit 8 and certified by a Servicing Officer, setting forth on a loan-by-loan basis:  (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month.  Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent and the book value of any REO Property.  The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported.  Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of Exhibit 8 hereto.  Upon the written request of the Purchaser, the Servicer shall also provide such information as set forth above to the Purchaser in electronic form in the Servicer’s standard format.

In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Person that was a Purchaser at any time during such calendar year.  Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

Subsection 11.17.

Advances by the Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.  The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d).  The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination.

Subsection 11.18.

Assumption Agreements.

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  In connection with any such assumption, the outstanding principal amount, the Monthly Payment, or the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased.  If an assumption is allowed pursuant to this Subsection 11.18, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

Subsection 11.19.

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement.  The Purchaser or its designee agrees to deliver to the Servicer the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under applicable state law.

If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to effect the release of the Mortgage Loan on the records of MERS.

If the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer, upon written demand of the Purchaser, shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Subsection 11.20.

Annual Statement as to Compliance.

Within ninety (90) days after the Servicer’s fiscal year end, beginning with the fiscal year end 2002, the Servicer will deliver to the Purchaser an Officer’s Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer’s supervision, and (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Subsection 11.21.

Annual Independent Public Accountants’ Servicing Report.

Within ninety (90) days after the Servicer’s fiscal year end, beginning with the fiscal year end 2002, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto.

Subsection 11.22.

Servicer Shall Provide Access and Information as Reasonably Required.

The Servicer shall provide to the Purchaser, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations.  Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

In addition, the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require.  The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Subsection 11.23.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(a)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(b)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(c)

the Servicer shall verify that the Mortgage Loan is not in default; and

(d)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Subsection 11.24.

Master Servicer.

The Purchaser has designated Aurora Loan Services, Inc. (“Aurora”) as its master servicer for the Mortgage Loans being sold by the Seller and purchased by the Purchaser pursuant to this Agreement.  The Purchaser has empowered and given the authority to Aurora, in its capacity as the Purchaser’s master servicer, to conduct and administer certain servicing and pool administration activities of the Servicer on the Purchaser’s behalf.  The parties hereto agree that this interaction between Aurora and the Servicer will occur when Aurora deals with the Servicer in its capacity of servicer of the Mortgage Loans pursuant to the terms hereof.  The parties hereto expect that subsequent to the closing of the purchase and sale contemplated hereunder, representatives of Aurora will contact the Servicer (a) to discuss the reporting and remittance timing and requirements relative to the servicing/master servicing function and (b) to provide the Servicer with any forms which the Servicer will be required to produce in connection with the monthly reporting process.

SECTION 12.      THE SERVICER.

Subsection 12.01.

Indemnification; Third Party Claims.

The Servicer agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement.  The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the consent of the Purchaser, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees.  The Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by the Servicer, if any, pursuant to this Subsection 12.01 and the Purchaser shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

Subsection 12.02.

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a national banking association, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Subsection 12.03.

Limitation on Liability of the Servicer and Others.

The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer.  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder.  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder.  Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer’s duty to service the Mortgage Loans in accordance with this Agreement.

Subsection 12.04.

Seller and Servicer Not to Resign.

Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer or the Seller, as the case may be, and the Purchaser or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation or assignment shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.03.

SECTION 13.      DEFAULT.

Subsection 13.01.

Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(a)

any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(b)

failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer’s property;

(e)

the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(f)

the Servicer shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Servicer’s obligations under this Agreement; or

(g)

the Servicer shall fail to meet the servicer eligibility qualifications of Fannie Mae and the Servicer shall fail to meet the servicer eligibility qualifications of Freddie Mac;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  Upon receipt by the Servicer of such written notice from the Purchaser stating that it intends to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.03.  Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor’s possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer’s sole expense.  The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Subsection 13.02.

Waiver of Default.

The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

SECTION 14.

TERMINATION.

Subsection 14.01.

Termination.

The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer), or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date pursuant to Section 13.  Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser’s sole expense.  The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Subsection 14.02.

Termination of the Servicer Without Cause.

Notwithstanding anything herein to the contrary, the Purchaser may terminate the obligations and responsibilities of the Servicer in its capacity as Servicer, without cause, upon payment to the Servicer of a termination fee equal to two percent (2%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination.  In addition, the Purchaser shall reimburse the Servicer for any and all out-of-pocket costs incurred by the Servicer in connection with such termination; provided, however, that the Purchaser’s reimbursement obligation for such out-of-pocket costs shall not exceed Fifty Dollars ($50.00) per Mortgage Loan.  The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser, and the Purchaser shall reimburse the Servicer for its out-of-pocket costs resulting from such termination within ten (10) Business Days following the Purchaser’s receipt of an invoice for such costs.

Subsection 14.03.

Successors to the Servicer.

Prior to the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  If the Servicer’s duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01 and 7.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01 or 14.01 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.

SECTION 15.      NOTICES.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

Lehman Brothers Bank, FSB

745 7th Avenue
8th Floor

New York, New York  10019

Attn:  Contract Finance—Jordan Epstein

Telephone:  (212) 526-9887

Facsimile:  (646) 758-4393

(b)

if to the Seller:

Bank of America, N.A.

201 North Tryon Street

Charlotte, North Carolina 28255

Attn:  Secondary Marketing Manager

(c)

if to the Servicer:

Bank of America, N.A.

101 East Main Street, Suite 400

Louisville, Kentucky  40232

Attn:  Servicing Manager

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 16.      SEVERABILITY CLAUSE.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 17.      NO PARTNERSHIP.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

SECTION 18.      COUNTERPARTS.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 19.      GOVERNING LAW.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 20.      INTENTION OF THE PARTIES.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security.  Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller and the Servicer shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

It is not the intention of the parties that such conveyances be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

SECTION 21.      WAIVERS.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 22.      EXHIBITS.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 23.      GENERAL INTERPRETIVE PRINCIPLES.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 24.      REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 25.      AMENDMENT.

This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

SECTION 26.      CONFIDENTIALITY.

Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 27.      ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 28.      FURTHER AGREEMENTS; TRANSFERS.

The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

The Seller and the Servicer each agree to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more Whole-Loan Transfers, Agency Transfers or Securitizations (each, a “Transfer”) of the Mortgage Loans.  The parties also agree that the servicing provisions set forth in this Agreement may be altered in a manner reasonably acceptable to the Servicer if necessary to effect a Transfer (including, but not limited to, any changes required to satisfy rating agency requirements or the requirements of Fannie Mae or Freddie Mac).  If the Purchaser sells any Mortgage Loans as part of a Whole Loan Transfer, the Purchaser may assign this Agreement, to the extent it relates to those Mortgage Loans, to any subsequent purchaser pursuant to the provisions of Section 29.  Notwithstanding the foregoing, the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons at any time and shall not recognize any Transfer if following such Transfer more than three (3) Persons would be Purchasers hereunder.  As used herein and in Section 29, the trust formed in connection with a Securitization shall be deemed to constitute a single “Person.”  All reasonable out-of-pocket costs actually incurred by the Seller or the Servicer, including reasonable attorney’s fees and accountant’s fees in connection with performing its obligations under this Section 28 with respect to a Transfer shall be reimbursed by the Purchaser upon demand therefor.

SECTION 29.      SUCCESSORS AND ASSIGNS.

This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, the Seller and the Servicer, and the respective successors and assigns of the initial Purchaser, Seller and the Servicer.  The initial Purchaser and any subsequent Purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer in accordance with the following paragraph; provided, however, that the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons at any time and shall not recognize any assignment of this Agreement to the extent that following such assignment more than three (3) Persons would be Purchasers hereunder. Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Servicer and such Purchaser, and a separate and distinct Agreement between the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans.

At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser, the Purchaser shall provide to the Servicer written notice of any assignment setting forth:  (a) the Servicer’s applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment; (b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should:  (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

If the Purchaser has not provided the notice of assignment required by this Section 29, the Servicer shall not be required to treat any other Person as a “Purchaser” hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the “Purchaser” for all purposes of this Agreement.

SECTION 30.      NON-SOLICITATION.

From and after the Closing Date, the Seller hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the Closing Date and the Seller shall not take any action to undermine these rights and benefits.

Notwithstanding the foregoing, it is understood and agreed that the Seller:

(a)

may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in its  servicing portfolio (those it owns as well as those serviced for others) or sent to all of the mortgagors who have specific types of mortgages (such as FHA, VA, conventional fixed-rate or conventional adjustable-rate) or sent to those mortgagors whose mortgages fall within specific interest rate ranges;

(b)

may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

(c)

may offer to refinance a Mortgage Loan made within 30 days following receipt by it of a pay-off request from the related Mortgagor.

Promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 30.

IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

LEHMAN BROTHERS BANK, FSB,

  as Purchaser

By:

Name:

Title:

BANK OF AMERICA, N.A.,

  as Seller and as Servicer

By:

Name:

Title:

EXHIBIT 1

FORM OF SELLER’S AND SERVICER’S OFFICER’S CERTIFICATE

I, [_____________], hereby certify that I am a duly elected [_____________] of Bank of America, N.A., a national banking association (the “Bank”), and further certify, on behalf of the Bank as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Articles of Association and by-laws of the Bank as are in full force and effect on the date hereof. No event has occurred which has affected the good standing of the Bank under the laws of the United States.  Attached hereto as Attachment II is a true and correct copy of a recent Certificate of Good Standing of the Bank, and no event has occurred since the date thereof which would impair such standing.

2.

No proceedings looking toward liquidation, dissolution or bankruptcy of the Bank or a merger pursuant to which the Bank would not be the surviving entity are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Bank, signed (a) the Mortgage Loan Sale and Servicing Agreement (the “Sale Agreement”), dated April 1, 2002, by and between the Bank, as seller and as servicer, and Lehman Brothers Bank, FSB, as purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

All of the representations and warranties of the Bank contained in Subsections 7.01 and 7.02 of the Sale Agreement were true and correct in all material respects as of the Closing Date.

5.

The Bank has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name on this 23rd day of July, 2002.

BANK OF AMERICA, N.A.

By:

Name:

Title:

I,                                        , a                                                   of Bank of America, N.A., hereby certify that                                                is a duly elected, qualified and acting                                                          of the Seller and the Servicer and that the signature appearing above is such person’s genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name on this 23rd day of July, 2002.

BANK OF AMERICA, N.A.

By:

Name:

Title:

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of the Seller by an officer thereof or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit substantially in the form of Exhibit 6 hereto;

(b)

the original Assignment of Mortgage with assignee’s name left blank;

(c)

the original of any guarantee executed in connection with the Mortgage Note;

(d)

the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by the Seller to be a true and complete copy of the original recorded mortgage;

(e)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(f)

the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

(g)

the original mortgagee title insurance policy or attorney’s opinion of title and abstract or a title commitment or title binder if an original title insurance policy has not been issued, or a duplicate copy of an original title insurance policy, including an Environmental Protection Agency Endorsement;

(h)

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

(i)

a copy of any applicable power of attorney.

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

(a)

Copies of the Mortgage Loan Documents.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income, if required.

(e)

Verification of acceptable evidence of source and amount of down payment.

(f)

Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

(g)

Residential appraisal report.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

(k)

Copies of all required disclosure statements.

(l)

If applicable, termite report, structural engineer’s report, water potability and septic certification.

(m)

Sales Contract, if applicable.

(n)

The Primary Mortgage Insurance Policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

(o)

Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

EXHIBIT 4

[RESERVED]

EXHIBIT 5

UNDERWRITING GUIDELINES

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 7

FORM OF OPINION OF COUNSEL

EXHIBIT 8

FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 9

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

                  , 2002

Bank of America, N.A. hereby certifies that it has established the account described below as a Custodial Account pursuant to Subsection 11.04 of the Mortgage Loan Sale and Servicing Agreement, dated July 1, 2002, Fixed Rate Mortgage Loans, Loan Package LBB02-3.

Title of Account:

“Bank of America, N.A., in trust for Lehman Brothers Bank, FSB, as Purchaser of Mortgage Loans and various Mortgagors.”

Account Number:

Address of office or

branch of Bank of America, N.A.

at which the Custodial

Account is maintained:

901 West Trade Street

Gateway Center Drive

Charlotte, NC  28255

BANK OF AMERICA, N.A.

By:

Name:

Title:

EXHIBIT 10

FORM OF ESCROW ACCOUNT CERTIFICATION

                      , 2002

Bank of America, N.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Subsection 11.06 of the Mortgage Loan Sale and Servicing Agreement, dated July 1, 2002, Fixed-Rate Mortgage Loans, Loan Package LBB02-3.

Title of Account:

“Bank of America, N.A., in trust for Lehman Brothers Bank, FSB, as Purchaser of Mortgage Loans and various Mortgagors.”

Account Number:

Address of office or

branch of Bank of America, N.A.

at which the Escrow

Account is maintained:

901 West Trade Street

Gateway Center Drive

Charlotte, NC  28255

BANK OF AMERICA, N.A.

By:

Name:

Title:

MORTGAGE LOAN SALE AND SERVICING AGREEMENT

between

BANK OF AMERICA, N.A.,

as Seller and as Servicer,

and

LEHMAN BROTHERS BANK, FSB,

as Purchaser

Dated September 1, 2002

Fixed-Rate Mortgage Loans

Loan Package 2002-SAS-U

TABLE OF CONTENTS

Page

SECTION 1. DEFINITIONS

1

SECTION 2. PURCHASE AND CONVEYANCE

10

SECTION 3. MORTGAGE LOAN SCHEDULE

10

SECTION 4. PURCHASE PRICE

10

SECTION 5. EXAMINATION OF MORTGAGE FILES

10

SECTION 6. DELIVERY OF MORTGAGE LOAN DOCUMENTS

11

Subsection 6.01. Possession of Mortgage Files

11

Subsection 6.02. Books and Records

11

Subsection 6.03. Delivery of Mortgage Loan Documents

12

SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS; REMEDIES

   FOR BREACH

12

Subsection 7.01. Representations and Warranties Regarding Individual

Mortgage Loans

12

Subsection 7.02. Seller and Servicer Representations

21

Subsection 7.03. Remedies for Breach of Representations and Warranties

23

SECTION 8. CLOSING

25

SECTION 9. CLOSING DOCUMENTS

25

SECTION 10. COSTS

25

SECTION 11. ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

26

Subsection 11.01. Servicer to Act as Servicer; Subservicing

26

Subsection 11.02. Liquidation of Mortgage Loans

28

Subsection 11.03. Collection of Mortgage Loan Payments

28

Subsection 11.04. Establishment of Custodial Account; Deposits in Custodial

Account

28

Subsection 11.05. Withdrawals From the Custodial Account

30

Subsection 11.06. Establishment of Escrow Account; Deposits in Escrow Account

31

Subsection 11.07. Withdrawals From Escrow Account

31

Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Collections

Thereunder

32

Subsection 11.09. Transfer of Accounts

32

Subsection 11.10. Maintenance of Hazard Insurance

33

Subsection 11.11. Maintenance of Primary Mortgage Insurance Policy; Claims

33

Subsection 11.12. Fidelity Bond; Errors and Omissions Insurance

34

Subsection 11.13. Title, Management and Disposition of REO Property

35

Subsection 11.14. Servicing Compensation

36

Subsection 11.15. Distributions

36

Subsection 11.16. Statements to the Purchaser

36

Subsection 11.17. Advances by the Servicer

37

Subsection 11.18. Assumption Agreements

38

Subsection 11.19. Satisfaction of Mortgages and Release of Mortgage Files

38

Subsection 11.20. Annual Statement as to Compliance

39

Subsection 11.21. Annual Independent Public Accountants’ Servicing Report

39

Subsection 11.22. Servicer Shall Provide Access and Information as Reasonably

Required

39

Subsection 11.23. Restoration of Mortgaged Property

39

Subsection 11.24. Master Servicer

40

SECTION 12. THE SERVICER

40

Subsection 12.01. Indemnification; Third Party Claims

40

Subsection 12.02. Merger or Consolidation of the Servicer

41

Subsection 12.03. Limitation on Liability of the Servicer and Others

41

Subsection 12.04. Seller and Servicer Not to Resign

41

SECTION 13. DEFAULT

42

Subsection 13.01. Events of Default

42

Subsection 13.02. Waiver of Default

43

SECTION 14. TERMINATION

43

Subsection 14.01. Termination

43

Subsection 14.02. Termination of the Servicer Without Cause

44

Subsection 14.03. Successors to the Servicer

44

SECTION 15. NOTICES

45

SECTION 16. SEVERABILITY CLAUSE

46

SECTION 17. NO PARTNERSHIP

46

SECTION 18. COUNTERPARTS

46

SECTION 19. GOVERNING LAW

46

SECTION 20. INTENTION OF THE PARTIES

46

SECTION 21. WAIVERS

47

SECTION 22. EXHIBITS

47

SECTION 23. GENERAL INTERPRETIVE PRINCIPLES

47

SECTION 24. REPRODUCTION OF DOCUMENTS

48

SECTION 25. AMENDMENT

48

SECTION 26. CONFIDENTIALITY

48

SECTION 27. ENTIRE AGREEMENT

48

SECTION 28. FURTHER AGREEMENTS; TRANSFERS

49

SECTION 29. SUCCESSORS AND ASSIGNS

49

SECTION 30. NON-SOLICITATION

50

EXHIBITS

EXHIBIT 1

FORM OF SELLER’S OFFICER’S CERTIFICATE

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 4

MORTGAGE LOAN SCHEDULE

EXHIBIT 5

UNDERWRITING GUIDELINES

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 7

FORM OF OPINION OF COUNSEL

EXHIBIT 8

FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 9

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 10

FORM OF ESCROW ACCOUNT CERTIFICATION

SCHEDULES

SCHEDULE 7.01(ee)

LIST OF DELINQUENT MORTGAGE LOANS

MORTGAGE LOAN SALE AND SERVICING AGREEMENT

THIS MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the “Agreement”), dated September 1, 2002, is hereby executed by and among Lehman Brothers Bank, FSB, a federally chartered savings bank, as purchaser (the “Purchaser”), Bank of America, N.A., a national banking association, in its capacity as seller (the “Seller”) and in its capacity as servicer (the “Servicer”).

WITNESSETH:

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional,  fixed-rate, residential, first-lien mortgage loans (the “Mortgage Loans”) as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein;

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule which is annexed hereto as Exhibit 4; and

WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

SECTION 1.

DEFINITIONS.  For purposes of this agreement, the following capitalized terms shall have the respective meanings set forth below.

Agency Transfer:  An exchange of the Mortgage Loans for agency securities.

Agreement:  This Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA:  The American Land Title Association.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

BPO: A broker’s price opinion with respect to a Mortgaged Property.

Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the state in which (i) the Servicer is located or (ii) the Custodial Account is maintained are authorized or obligated by law or executive order to be closed.

Closing Date:  September 9, 2002.

Closing Documents:  The documents required to be delivered on the Closing Date pursuant to Section 9.

CLTA:  The California Land Title Association.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Condemnation Proceeds:  All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Customary Servicing Procedures:  Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account that are similar to the Mortgage Loans and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

Custodial Account:  As defined in Subsection 11.04.

Custodial Agreement: That certain Custodial Agreement between Purchaser and  Custodian dated as of September 1, 1999.

Custodian:  U.S. Bank Trust National Association or any successor under the Custodial Agreement.

Cut-off Date:  September 1, 2002.

Cut-off Date Principal Balance:  The aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before the Cut-off Date, whether or not collected, and of Principal Prepayments received before the Cut-off Date.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

Determination Date:  With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

Due Date:  With respect to each Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

Eligible Investments:  Any one or more of the following obligations or securities:

(i)

obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

(iii)

federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

(iv)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than “P-2” by Moody’s Investors Service, Inc. and rated not lower than “A-2” by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.; and

(v)

a money market fund;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

Escrow Account:  As defined in Subsection 11.06.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums (if any), fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Event of Default:  Any one of the conditions or circumstances enumerated in Subsection 13.01.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation or any successor thereto.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds:  The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

Loan-to-Value Ratio:  With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, the numerator of which is the outstanding principal balance of the Mortgage Loan at origination (or on such date, if a current Loan-to-Value Ratio is being calculated), and the denominator of which is the Appraised Value of the related Mortgaged Property.

LTV:  Loan-to-Value Ratio.

MERS:  Mortgage Electronic Registration Systems, Inc. or any successor thereto.

Monthly Payment:  With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

Mortgage File:  With respect to any Mortgage Loan, the items listed in Exhibit 3 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule annexed to this Agreement as Exhibit 4, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan, the documents listed in Exhibit 2 hereto.

Mortgage Loan Remittance Rate:  With respect to any Mortgage Loan, the annual rate of interest payable to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans relating to the Mortgage Loans to be annexed hereto as Exhibit 4 on the Closing Date, setting forth the following information with respect to each Mortgage Loan:  (1) the Servicer’s Mortgage Loan identifying number; (2) the Mortgagor's and co-Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state, county, and the zip code; (4) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel; (5) a code indicating whether the Mortgaged Property is a single family residence, a two-to-four family residence, a unit in a condominium, a unit in a planned unit development or a townhouse; (6) the year in which the Mortgaged Property was built; (7) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) a code indicating the lien status of the Mortgage Loan; (9) the Loan-to-Value Ratio at origination; (10) the combined Loan-to-Value Ratio at origination, if applicable; (11) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (12) the Mortgage Interest Rate at the time of origination; (13) the Mortgage Interest Rate as of the Cut-off Date; (14) the loan commitment (lock-in) date; (15) the origination date of the Mortgage Loan; (16) the first payment date of the Mortgage Loan; (17) the stated maturity date of the Mortgage Loan; (18) the amount of the monthly principal and interest payment as of the Cut-Off Date; (19) the amount of the monthly principal and interest payment at the time of origination; (20) the next due date of the Mortgage Loan; (21) a twelve month history for the Mortgage Loan and the number of times that Mortgage Loan was thirty, sixty, and ninety days delinquent in the past twelve months; (22) a code indicating the payment status of the loan (i.e. bankruptcy, foreclosure, REO); (23) the original principal amount of the Mortgage Loan; (24) the actual principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal actually collected on or before the Cut-off Date; (25) the scheduled principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (26) the Mortgage Loan purpose type; (27) the occupancy status of the Mortgaged Property at the time of origination; (28) the Mortgagor’s and Co-Mortgagor’s FICO score; (29) a code indicating the mortgage insurance provider and percent of coverage, if applicable; (30) the mortgage insurance certificate number; a code indicating the method of payment for mortgage insurance premiums and cost (lender paid mortgage insurance), if applicable; (31) the loan documentation type; (32) the back-end debt to income ratio; (33) number of borrowers; (34) borrower Social Security Number; (35) co-borrower Social Security Number; (36) borrower age; (37) co-borrower age; (38) borrower gender; (39) co-borrower gender; (40) borrower race; (41) co-borrower race; (42) combined annual income; (43) a code indicating first time buyer; (44) the monthly servicing fee; (45) the escrow balance as of the Cut-off Date; (46) a code indicating whether the Mortgagor or the co-Mortgagor has been bankrupt in the previous twenty-four months; (47) a code indicating whether the Mortgagor or the co-Mortgagor has been in foreclosure at any time during the previous twenty-four months; (48) a monthly payment history on the Mortgage Loan from the date of origination through the Cut-off Date; and (49) a code indicating whether the Mortgage Loan will be serviced by the Getzville, New York or Louisville, Kentucky servicing center.

Mortgage Note:  The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

Mortgaged Property:  The Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor’s or mortgagor’s successors in title to the Mortgaged Property.

NAIC:  The National Association of Insurance Commissioners or any successor organization.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

OTS:  The Office of Thrift Supervision or any successor thereto.

Owner:  As defined in Subsection 11.13.

P&I Advance:  As defined in Subsection 11.17.

Person:  An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Primary Mortgage Insurance Policy:  A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

Purchase Price and Terms Letter.  The letter agreement between the Seller and the Purchaser, dated as of August 8, 2002, revised as of August 9, 2002, and again revised as of August 15, 2002 or any other subsequent dates prior to the Closing Date relating to the sale of the Mortgage Loans.

Purchaser:  The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

Qualified Appraiser:  An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac and satisfied the requirements of Title XI of FIRREA.

Qualified Depository:  A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the long-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated AA by Standard & Poor’s Ratings Group or Aa by Moody’s Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Seller) at the time any deposits are held on deposit therein.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Remittance Date:  The 18th day of any month, beginning in October 2002 (or, if such 18th day is not a Business Day, the following Business Day).

REO Disposition:  The final sale by the Servicer of an REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Subsection 11.13.

REO Property:  A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.13.

Repurchase Price:  With respect to any Mortgage Loan, an amount equal to (A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan.

Residential Dwelling:  Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

Securities:  The securities issued in connection with a Securitization evidencing beneficial ownership interests in a trust the assets of which include the Mortgage Loans.

Securitization:  The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related Securities.

Seller:  Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

Servicer:  Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

Servicing Advances:  All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

Servicing Fee Rate:  With respect to each Mortgage Loan, an amount equal to 0.250% per annum.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

Stated Principal Balance:  As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

Substitute Mortgage Loan:  A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially greater or less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate equal to that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Subsection 7.01 (vi) be current in the payment of principal and interest; and (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan.

Transfers:  As defined in Section 28.

Underwriting Guidelines:  The underwriting guidelines of Bank of America Mortgage, a division of Bank of America, N.A., substantially in the form attached hereto as Exhibit 5.

Whole Loan Transfers:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not an Agency Transfer or a Securitization.

SECTION 2.

PURCHASE AND CONVEYANCE.

The Seller, in exchange for the payment of the Purchase Price by the Purchaser on the Closing Date, receipt of which is hereby acknowledged, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans identified in the Mortgage Loan Schedule on Exhibit 4 as being sold by it, which Mortgage Loans identified on Exhibit 4 collectively have an aggregate Cut-off Date Principal Balance of [$_____________], together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive:  (a) all scheduled principal due after the Cut-off Date, (b) all other payments and/or recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Servicer after the Cut-off Date shall belong to the Seller) and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date).

SECTION 3.

MORTGAGE LOAN SCHEDULE.

The Seller shall deliver the Mortgage Loan Schedule to the Purchaser at least two (2) Business Days prior to the Closing Date.

SECTION 4.

PURCHASE PRICE.

The Purchase Price for the Mortgage Loans shall be the purchase price set forth in the Purchase Price and Terms Letter plus accrued interest at the Mortgage Loan Remittance Rate from the Cut-off Date through the day immediately prior to the Closing Date.  Subject to the conditions set forth in Section 8 hereof, the Purchaser shall pay the Purchase Price on a best efforts basis to the Seller by 4:00 p.m. Eastern Time on the Closing Date.  Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 5.

EXAMINATION OF MORTGAGE FILES.

In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the Purchase Price and Terms Letter.  Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s or any of its successors’ rights to demand repurchase or other relief or remedy provided for in this Agreement.

SECTION 6.

DELIVERY OF MORTGAGE LOAN DOCUMENTS.

Subsection 6.01.

Possession of Mortgage Files.

The contents of each Mortgage File required to be retained by the Servicer to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer’s possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, each Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.  The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser.  The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under applicable law or court order.  The Servicer shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within two (2) days after the date of such request, at the expense of the Purchaser.

Subsection 6.02.

Books and Records.

Record title to each Mortgage and the related Mortgage Note as of the Closing Date shall be in the name of the Seller, provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

As more fully set forth in Section 20, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser’s business records, tax returns and financial statements, and as a sale of assets on the Seller’s business records, tax returns and financial statements.

Subsection 6.03.

Delivery of Mortgage Loan Documents.

With respect to each Mortgage Loan, the Seller shall deliver and release to the Purchaser, or its designee, (a) at least five (5) Business Days prior to the Closing Date (or such later date as the Purchaser may reasonably request), the original Mortgage Note endorsed in blank and the original Assignment of Mortgage assigned in blank and (b) the other Mortgage Loan Documents no later than sixty (60) days following the Closing Date, subject to the following paragraph.  All documents shall be original documents or, in the case of Mortgage Loan Documents delivered for recording, either the original recorded documents or clerk-certified copies.

In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within one hundred eighty (180) days following the Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Subsection 7.03.  The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer’s certificate of a Servicing Officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within one hundred eighty (180) days after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the Mortgage Loan at the price and in the manner specified in Subsection 7.03.

To the extent received by it, the Servicer shall promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

SECTION 7.

REPRESENTATIONS, WARRANTIES AND COVENANTS; REMEDIES FOR BREACH.

Subsection 7.01.

Representations and Warranties Regarding Individual Mortgage Loans.

The Seller, with respect to Mortgage Loans sold by it, and, solely if specified below, the Servicer, hereby represent and warrant to the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specified herein:

(a)

The information set forth in the Mortgage Loan Schedule and the Mortgage Loan Documents is true, correct and complete in all material respects.

(b)

There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

(c)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.

(d)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

(e)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the outstanding principal balance owing on the Mortgage Loan.  All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(f)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with; the Servicer maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at the Servicer’s office during normal business hours upon reasonable advance notice.

(g)

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-off Date and prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.  Neither the Seller nor the Servicer has waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, and neither the Seller nor the Servicer has waived any default.

(h)

The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and (iii) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

(i)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (i)  bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

(j)

All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

(k)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

(l)

The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

(m)

The Mortgage Loan is covered by an ALTA or CLTA lender’s title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(i), (ii) and (iii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  The Seller and its successors and assigns are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act.  No claims have been made under such lender’s title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(n)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event permitting acceleration.

(o)

There are no, and, as of the Closing Date, neither the Seller nor the Servicer has received any notice of any, mechanics’ or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(p)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

(q)

The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

(r)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a Monthly Payment that is to fully amortize over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate  The Mortgage Note does not permit negative amortization.  Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months.

(s)

There is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

(t)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  To the best of the Seller’s knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

(u)

The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

(v)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (h) above.

(w)

The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

(x)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(y)

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any “buydown” provision which is currently in effect.

(z)

The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(aa)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File.

(bb)

No Mortgage Loan has an LTV at origination in excess of 85%.  Each Mortgage Loan with an LTV at origination in excess of 80%, if any, will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae and Freddie Mac guidelines.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%.  The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.  No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

(cc)

As of the date of origination of the Mortgage Loan, (i) the Mortgaged Property is lawfully occupied under applicable law, (ii) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (iii) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

(dd)

The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(ee)

Except with respect to the Mortgage Loans set forth in Schedule 7.02(ee) hereto, all payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made, the Mortgage Loan has not been dishonored, there are no material defaults under the terms of the Mortgage Loan and no Mortgage Loan has been more than thirty (30) days delinquent in the twelve (12) month period immediately prior to the Cut-off Date.

(ff)

None of the Seller, the Servicer or any prior originator or servicer has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

(gg)

With respect to each Mortgage Loan, the Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned.

(hh)

Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note.  The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.  Following the sale of the Mortgage Loan, the Purchaser will own  such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement.  After the Closing Date, neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

(ii)

Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(jj)

The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner, which exceptions will have no material adverse effects on the Purchaser.

(kk)

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.  As of the date of origination, no portion of the Mortgaged Property was used for commerical purposes and, to the Seller’s knowledge, since the date of origination, no portion of the Mortgaged Property has been used for commerical purposes.

(ll)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae’s and Freddie Mac’s eligibility requirements have been waived.

(mm)

The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

(nn)

Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code.

(oo)

With respect to each Mortgage where a lost note affidavit has been delivered to the Purchaser or its designee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.  Each such lost note affidavit is substantially in the form attached hereto as Exhibit 6.

(pp)

No fraud was committed by the Seller or the Servicer or, to the Seller’s or the Servicer’s knowledge, any other person in connection with the origination of the Mortgage Loan.

(qq)

The origination practices used by the Seller and the collection and servicing practices used by the Servicer with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry and the collection and servicing practices used by the Servicer have been acceptable to Fannie Mae and Freddie Mac.

(rr)

The Mortgagor is not in bankruptcy and is not insolvent and neither the Seller nor the Servicer have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

(ss)

The Mortgagor has not notified the Seller or the Servicer, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940.

(tt)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

(uu)

To the best of the Seller’s knowledge, there exists no violation of any local, state or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has had or would have a material adverse effect on the market value of such Mortgaged Property.  There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller or the Servicer is aware in which compliance with any environmental law, rule or regulation is an issue.

(vv)

No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy (if any) or bankruptcy bond, irrespective of the cause of such failure of coverage.  In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

(ww)

With respect to any ground lease to which a Mortgaged Property may be subject:  (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and, to the best of the Seller’s knowledge, there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease.

(xx)

With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note.

(yy)

The Mortgage Loan characteristics set forth in Section 4 of the Purchase Price and Terms Letter are true and complete in all material respects.

Subsection 7.02.

Seller and Servicer Representations.

The Seller and Servicer hereby represent and warrant to the Purchaser that, as to itself, as of the Closing Date:

(a)

It is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it.  It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act.  It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the legal, valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

(b)

No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(c)

The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

(d)

Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(e)

There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

(f)

It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(g)

It acknowledges and agrees that the Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(h)

It has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

(i)

It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

(j)

It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(k)

None of this Agreement, the Mortgage Loan Schedule or the Mortgage Loan Documents furnished in connection with this transaction contain any untrue statement of fact by the Seller or the Servicer, or omits to state a fact, necessary to make the statements of the Seller or Servicer herein or therein, in the light of the circumstances under which they were made, not materially misleading; provided, however, that the Purchaser acknowledges that it had the opportunity to dictate the contents of the Mortgage Loan Schedule and, therefore, the Seller and the Servicer shall not be liable for any omitted fields on the Mortgage Loan Schedule that were not requested by the Purchaser.

Subsection 7.03.

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File.  Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

Within sixty (60) days after the earlier of either discovery by or notice to either the Seller or the Servicer of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller or the Servicer, as the case may be, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price.  However, the Seller may, at its option and assuming that the Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Substitute Mortgage Loans; provided, however, that any such substitution shall be effected not later than ninety (90) days after the Closing Date.  If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.  Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser, and acceptable to the Seller, and shall be accomplished by the Seller remitting to the Servicer the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date.

At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the Closing Date.  In the event a deficient Mortgage Loan is repurchased, the Seller shall, simultaneously with its remittance to the Servicer of such Repurchase Price, give written notice to the Purchaser that such repurchase has taken place.  Upon such repurchase, the Mortgage Loan Schedule shall simultaneously be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03.  The Seller shall remit to the Servicer for distribution the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution.  Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller.  For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan.  The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan.  Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans, shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution.

In addition to such cure, repurchase and substitution obligations, the Seller or the Servicer shall indemnify the Purchaser and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of the Seller or the Servicer, as applicable, representations and warranties contained in this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses or damages.

No action may be brought against the Seller or the Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to Purchaser, (ii) failure by the Seller or the Servicer, as applicable, to cure such breach, repurchase such Mortgage Loan as specified above, substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and/or indemnify the Purchaser and (iii) demand upon the Seller or the Servicer, as applicable, by the Purchaser for compliance with the terms of this Agreement.

It is understood and agreed that the obligations of the Seller or the Servicer, as applicable, set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

SECTION 8.

CLOSING.

The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree.  The closing shall be subject to each of the following conditions:

(a)

all of the representations and warranties of the Seller and the Servicer in this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

(b)

the Seller’s attorneys shall have received in escrow all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

(c)

all other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

SECTION 9.

CLOSING DOCUMENTS.

On the Closing Date, the Seller and the Servicer shall deliver to its attorneys in escrow fully executed originals of:

(a)

this Agreement, executed by the Seller and the Servicer, including all exhibits;

(b)

an Officer’s Certificate, in the form of Exhibit 1 hereto, for the Seller and the Servicer including all attachments thereto;

(c)

the Mortgage Loan Schedule, one copy to be attached hereto;

(d)

an opinion of in-house counsel for the Seller and the Servicer, substantially in the form attached hereto as Exhibit 7;

(e)

an Escrow Account Certification;

(f)

a Custodial Account Certification;

(g)

the Purchase Price and Terms Letter; and

(h)

a certified true copy of the Custodial Agreement.  On the Closing Date, the Purchaser will assign to the Seller its rights as the Servicer under the Custodial Agreement.

SECTION 10.

COSTS.

The Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  The Seller also shall pay the cost of preparing and recording the Assignments of Mortgage (and, if any Assignment of Mortgage is missing, the reasonable cost of securing a copy of such Assignment of Mortgage).  The Purchaser shall pay the Seller’s cost of delivering the Mortgage Loan Documents to a location designated by the Purchaser (if other than the Custodian).  All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Seller to the Purchaser, including without limitation the fees and expenses of the Custodian, all costs and expenses of the Seller, the Servicer and the Purchaser incurred in connection with any Transfer or further assignment of the Mortgage Loans and the Purchaser’s attorneys’ fees, shall be paid by the Purchaser.

SECTION 11.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.

Subsection 11.01.

Servicer to Act as Servicer; Subservicing.

The Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.  The Servicer may perform its servicing responsibilities through agents or independent contractors, but, shall not thereby be released from any of its responsibilities hereunder.  Notwithstanding anything to the contrary, the Servicer may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Servicer shall not be released from any of its responsibilities hereunder by virtue of such delegation.  The Mortgage Loans may be subserviced by one or more unaffiliated subservicers on behalf of the Servicer provided each subservicer is a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac.  The Servicer shall pay all fees and expenses of the subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances), and the subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself.  If the Servicer’s responsibilities and duties under this Agreement are terminated and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer’s own funds without reimbursement from the Purchaser.

The Servicer shall be entitled to enter into an agreement with the subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of Purchaser to pay the subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the subservicer has received such payment.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan which would materially and adversely affect the Mortgage Loan, including without limitation, any modification that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan.  Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.13.

The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby.  The Purchaser shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed-in-lieu of foreclosure, if the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.  After reviewing the inspection, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

Subsection 11.02.

Liquidation of Mortgage Loans.

If any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser.  If any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac.  In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances.  If the portion of any Liquidation Proceeds or REO Disposition Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.

Subsection 11.03.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable.  Further, the Servicer will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies (if any), and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Subsection 11.04.

Establishment of Custodial Account; Deposits in Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “Bank of America, N.A., in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors.”  Such Custodial Account shall be established with a Qualified Depository.  In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.  The creation of the Custodial Account shall be evidenced by a certificate delivered by the Servicer (the “Custodial Account Certification”) substantially in the form of Exhibit 9 hereto.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(a)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(c)

all Liquidation Proceeds;

(d)

all proceeds received by the Servicer under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy (if any) or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

(e)

all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

(f)

any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19;

(g)

any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13;

(h)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Subsection 7.03, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

(i)

with respect to each Principal Prepayment in full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided, however, that the Servicer’s aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month; and

(j)

amounts required to be deposited by the Servicer in connection with the deductible clause of any hazard insurance policy.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Owner) and shall not be sold or disposed of prior to maturity.  Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer.  The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

Subsection 11.05.

Withdrawals From the Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)

to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.15;

(b)

to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser with respect to such Mortgage Loan, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(c)

to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser unless the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, in which case the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(d)

to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Purchaser in an Officer’s Certificate) by the Servicer pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Subsection 7.03;

(e)

to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

(f)

to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

(g)

to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(h)

to withdraw any amounts inadvertently deposited in the Custodial Account; and

(i)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Subsection 11.06.

Establishment of Escrow Account; Deposits in Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the “Escrow Account”), titled “Bank of America, N.A., in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors.”  The Escrow Account shall be established with a Qualified Depository.  In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer.  The creation of the Escrow Account shall be evidenced by a certificate delivered by the Servicer (the “Escrow Account Certification”) substantially in the form of Exhibit 10 hereto.

The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property and (c) all amounts representing proceeds of any Primary Mortgage Insurance Policy (if any).  The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07 hereof.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

Subsection 11.07.

Withdrawals From Escrow Account.

Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies (if any), fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

Subsection 11.08.

Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies (if any) and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  If a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsections 11.05(c), 11.05(d) and 11.07(b).  No costs incurred by the Servicer or subservicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Subsection 11.09.

Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository.  Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, such consent not to be unreasonably withheld.

Subsection 11.10.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement-cost basis (or the outstanding principal balance of the Mortgage Loan if replacement-cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program.  The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above.  Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.  It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either its insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the state wherein the property subject to the policy is located.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

Subsection 11.11.

Maintenance of Primary Mortgage Insurance Policy; Claims.

With respect to each Mortgage Loan with a LTV in excess of 80%, if any, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with Fannie Mae requirements.  The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%.  If such Primary Mortgage Insurance Policy shall be terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy.  If the insurer shall cease to be a qualified insurer, the Servicer shall obtain from another qualified insurer a replacement insurance policy.  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.18, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy (if any) in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Subsection 11.06, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy (if any) shall be deposited in the Escrow Account, subject to withdrawal pursuant to Subsection 11.07.

Subsection 11.12.

Fidelity Bond; Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns.  The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Subsection 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicers’ Guide or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.  Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that the Servicer shall endeavor to provide written notice to the Purchaser thirdy (30) days prior to modification or any material change.

Subsection 11.13.

Title, Management and Disposition of REO Property.

If title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its nominee, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the “Owner”). If the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 and the fees of any managing agent acting on behalf of the Servicer.  Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser.  The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

The disposition of REO Property shall be carried out by the Servicer in accordance with the provisions of this Agreement and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner.  Upon the request of the Owner, and at the Owner’s expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Owner.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter, the expenses of such sale shall be paid, the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Subsection 11.17 and any appraisal performed pursuant to this paragraph and the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same within a three-year period (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer’s efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement).

Subsection 11.14.

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected on the Mortgage Loans.  Additional servicing compensation in the form of assumption fees, late payment charges, prepayment penalties and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Subsection 11.15.

Distributions.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date (a) all Monthly Payments due in the Due Period prior to such Remittance Date and received by the Servicer prior to the related Determination Date, plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, plus (c) any amounts attributable to Principal Prepayments received in the calendar month preceding the month in which the Remittance Date occurs, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayments in accordance with Subsection 11.04(i), minus (d) all amounts that may be withdrawn from the Custodial Account pursuant to Subsections 11.05(b) through (e).

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Bank of America, N.A., or its successor, as its prime lending rate, adjusted as of the date of each change, plus two percent (2%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Subsection 11.16.

Statements to the Purchaser.

Not later than the tenth calendar day of each month, the Servicer shall forward to the Purchaser a statement, substantially in the form of Exhibit 8 and certified by a Servicing Officer, setting forth on a loan-by-loan basis:  (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month.  Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent and the book value of any REO Property.  The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported.  Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of Exhibit 8 hereto.  Upon the written request of the Purchaser, the Servicer shall also provide such information as set forth above to the Purchaser in electronic form in the Servicer’s standard format.

In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Person that was a Purchaser at any time during such calendar year.  Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

Subsection 11.17.

Advances by the Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.  The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d).  The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination.

Subsection 11.18.

Assumption Agreements.

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  In connection with any such assumption, the outstanding principal amount, the Monthly Payment, or the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased.  If an assumption is allowed pursuant to this Subsection 11.18, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

Subsection 11.19.

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement.  The Purchaser or its designee agrees to deliver to the Servicer the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under applicable state law.

If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to effect the release of the Mortgage Loan on the records of MERS.

If the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer, upon written demand of the Purchaser, shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Subsection 11.20.

Annual Statement as to Compliance.

Within ninety (90) days after the Servicer’s fiscal year end, beginning with the fiscal year end 2002, the Servicer will deliver to the Purchaser an Officer’s Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer’s supervision, and (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Subsection 11.21.

Annual Independent Public Accountants’ Servicing Report.

Within ninety (90) days after the Servicer’s fiscal year end, beginning with the fiscal year end 2002, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto.

Subsection 11.22.

Servicer Shall Provide Access and Information as Reasonably Required.

The Servicer shall provide to the Purchaser, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations.  Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

In addition, the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require.  The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Subsection 11.23.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(a)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(b)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(c)

the Servicer shall verify that the Mortgage Loan is not in default; and

(d)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Subsection 11.24.

Master Servicer.

The Purchaser has designated Aurora Loan Services, Inc. (“Aurora”) as its master servicer for the Mortgage Loans being sold by the Seller and purchased by the Purchaser pursuant to this Agreement.  The Purchaser has empowered and given the authority to Aurora, in its capacity as the Purchaser’s master servicer, to conduct and administer certain servicing and pool administration activities of the Servicer on the Purchaser’s behalf.  The parties hereto agree that this interaction between Aurora and the Servicer will occur when Aurora deals with the Servicer in its capacity of servicer of the Mortgage Loans pursuant to the terms hereof.  The parties hereto expect that subsequent to the closing of the purchase and sale contemplated hereunder, representatives of Aurora will contact the Servicer (a) to discuss the reporting and remittance timing and requirements relative to the servicing/master servicing function and (b) to provide the Servicer with any forms which the Servicer will be required to produce in connection with the monthly reporting process.

SECTION 12.

THE SERVICER.

Subsection 12.01.

Indemnification; Third Party Claims.

The Servicer agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement.  The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the consent of the Purchaser, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees.  The Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by the Servicer, if any, pursuant to this Subsection 12.01 and the Purchaser shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

Subsection 12.02.

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a national banking association, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Subsection 12.03.

Limitation on Liability of the Servicer and Others.

The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer.  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder.  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder.  Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer’s duty to service the Mortgage Loans in accordance with this Agreement.

Subsection 12.04.

Seller and Servicer Not to Resign.

Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer or the Seller, as the case may be, and the Purchaser or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation or assignment shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.03.

SECTION 13.

DEFAULT.

Subsection 13.01.

Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(a)

any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(b)

failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer’s property;

(e)

the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(f)

the Servicer shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Servicer’s obligations under this Agreement; or

(g)

the Servicer shall fail to meet the servicer eligibility qualifications of Fannie Mae and the Servicer shall fail to meet the servicer eligibility qualifications of Freddie Mac;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  Upon receipt by the Servicer of such written notice from the Purchaser stating that it intends to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.03.  Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor’s possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer’s sole expense.  The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Subsection 13.02.

Waiver of Default.

The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

SECTION 14.

TERMINATION.

Subsection 14.01.

Termination.

The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer), or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date pursuant to Section 13.  Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser’s sole expense.  The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Subsection 14.02.

Termination of the Servicer Without Cause.

Notwithstanding anything herein to the contrary, the Purchaser may terminate the obligations and responsibilities of the Servicer in its capacity as Servicer, without cause, upon payment to the Servicer of a termination fee equal to two percent (2%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination.  In addition, the Purchaser shall reimburse the Servicer for any and all out-of-pocket costs incurred by the Servicer in connection with such termination; provided, however, that the Purchaser’s reimbursement obligation for such out-of-pocket costs shall not exceed Fifty Dollars ($50.00) per Mortgage Loan.  The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser, and the Purchaser shall reimburse the Servicer for its out-of-pocket costs resulting from such termination within ten (10) Business Days following the Purchaser’s receipt of an invoice for such costs.

Subsection 14.03.

Successors to the Servicer.

Prior to the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  If the Servicer’s duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01 and 7.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01 or 14.01 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.

SECTION 15.

NOTICES.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

Lehman Brothers Bank, FSB

745 7th Avenue
8th Floor

New York, New York  10019

Attn:  Contract Finance - Matthew Ziffer

Telephone:  (212) ___-____

Facsimile:  (646) ___-____

(b)

if to the Seller:

Bank of America, N.A.

201 North Tryon Street

Charlotte, North Carolina 28255

Attn:  Secondary Marketing Manager

(c)

if to the Servicer (as indicated on the Mortgage Loan Schedule):

Bank of America, N.A.

c/o Bank of America Mortgage

101 East Main Street, Suite 400

Louisville, Kentucky  40232

Attn:  Servicing Manager

or

Bank of America, N.A.

c/o Bank of America Mortgage

475 Crosspoint Parkway

Getzville, New York 14068-9000

Attn:  Servicing Manager

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 16.

SEVERABILITY CLAUSE.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 17.

NO PARTNERSHIP.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

SECTION 18.

COUNTERPARTS.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 19.

GOVERNING LAW.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 20.

INTENTION OF THE PARTIES.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security.  Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller and the Servicer shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

It is not the intention of the parties that such conveyances be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

SECTION 21.

WAIVERS.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 22.

EXHIBITS.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 23.

GENERAL INTERPRETIVE PRINCIPLES.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 24.

REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 25.

AMENDMENT.

This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

SECTION 26.

CONFIDENTIALITY.

Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 27.

ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 28.

FURTHER AGREEMENTS; TRANSFERS.

The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

The Seller and the Servicer each agree to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more Whole-Loan Transfers, Agency Transfers or Securitizations (each, a “Transfer”) of the Mortgage Loans.  The parties also agree that the servicing provisions set forth in this Agreement may be altered in a manner reasonably acceptable to the Servicer if necessary to effect a Transfer (including, but not limited to, any changes required to satisfy rating agency requirements or the requirements of Fannie Mae or Freddie Mac).  If the Purchaser sells any Mortgage Loans as part of a Whole Loan Transfer, the Purchaser may assign this Agreement, to the extent it relates to those Mortgage Loans, to any subsequent purchaser pursuant to the provisions of Section 29.  Notwithstanding the foregoing, the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons at any time and shall not recognize any Transfer if following such Transfer more than three (3) Persons would be Purchasers hereunder.  As used herein and in Section 29, the trust formed in connection with a Securitization shall be deemed to constitute a single “Person.”  All reasonable out-of-pocket costs actually incurred by the Seller or the Servicer, including reasonable attorney’s fees and accountant’s fees in connection with performing its obligations under this Section 28 with respect to a Transfer shall be reimbursed by the Purchaser upon demand therefor.

SECTION 29.

SUCCESSORS AND ASSIGNS.

This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, the Seller and the Servicer, and the respective successors and assigns of the initial Purchaser, Seller and the Servicer.  The initial Purchaser and any subsequent Purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer in accordance with the following paragraph; provided, however, that the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons at any time and shall not recognize any assignment of this Agreement to the extent that following such assignment more than three (3) Persons would be Purchasers hereunder. Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Servicer and such Purchaser, and a separate and distinct Agreement between the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans.

At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser, the Purchaser shall provide to the Servicer written notice of any assignment setting forth:  (a) the Servicer’s applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment; (b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should:  (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

If the Purchaser has not provided the notice of assignment required by this Section 29, the Servicer shall not be required to treat any other Person as a “Purchaser” hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the “Purchaser” for all purposes of this Agreement.

SECTION 30.

NON-SOLICITATION.

From and after the Closing Date, the Seller hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the Closing Date and the Seller shall not take any action to undermine these rights and benefits.

Notwithstanding the foregoing, it is understood and agreed that the Seller:

(a)

may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in its  servicing portfolio (those it owns as well as those serviced for others) or sent to all of the mortgagors who have specific types of mortgages (such as FHA, VA, conventional fixed-rate or conventional adjustable-rate) or sent to those mortgagors whose mortgages fall within specific interest rate ranges;

(b)

may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

(c)

may offer to refinance a Mortgage Loan made within thirty (30) days following receipt by it of a pay-off request from the related Mortgagor.

Promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 30.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

LEHMAN BROTHERS BANK, FSB,

  as Purchaser

By:

Name:

Title:

BANK OF AMERICA, N.A.,

  as Seller and as Servicer

By:

Name:

Title:

EXHIBIT 1

FORM OF SELLER’S AND SERVICER’S OFFICER’S CERTIFICATE

I, [                             ], hereby certify that I am a duly elected [                       ] of Bank of America, N.A., a national banking association (the “Bank”), and further certify, on behalf of the Bank as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Articles of Association and by-laws of the Bank as are in full force and effect on the date hereof. No event has occurred which has affected the good standing of the Bank under the laws of the United States.

2.

No proceedings looking toward liquidation, dissolution or bankruptcy of the Bank or a merger pursuant to which the Bank would not be the surviving entity are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Bank, signed (a) the Mortgage Loan Sale and Servicing Agreement (the “Sale Agreement”), dated September 1, 2002, by and between the Bank, as seller and as servicer, and Lehman Brothers Bank, FSB, as purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

All of the representations and warranties of the Bank contained in Subsections 7.01 and 7.02 of the Sale Agreement were true and correct in all material respects as of the Closing Date.

5.

The Bank has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name on this 9th day of September, 2002.

BANK OF AMERICA, N.A.

By:

Name:

Title:

I,                                          , a                                            of Bank of America, N.A., hereby certify that                                                is a duly elected, qualified and acting                                                            of the Seller and the Servicer and that the signature appearing above is such person’s genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name on this 9th day of September, 2002.

BANK OF AMERICA, N.A.

By:

Name:

Title:

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of the Seller by an officer thereof or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit substantially in the form of Exhibit 6 hereto;

(b)

the original Assignment of Mortgage with assignee’s name left blank;

(c)

the original of any guarantee executed in connection with the Mortgage Note;

(d)

the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by the Seller to be a true and complete copy of the original recorded mortgage;

(e)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(f)

the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

(g)

the original mortgagee title insurance policy or attorney’s opinion of title and abstract or a title commitment or title binder if an original title insurance policy has not been issued, or a duplicate copy of an original title insurance policy, including an Environmental Protection Agency Endorsement;

(h)

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

(i)

a copy of any applicable power of attorney.

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

(a)

Copies of the Mortgage Loan Documents.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income, if required.

(e)

Verification of acceptable evidence of source and amount of down payment.

(f)

Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

(g)

Residential appraisal report.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

(k)

Copies of all required disclosure statements.

(l)

If applicable, termite report, structural engineer’s report, water potability and septic certification.

(m)

Sales Contract, if applicable.

(n)

The Primary Mortgage Insurance Policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

(o)

Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

EXHIBIT 4

MORTGAGE LOAN SCHEDULE

EXHIBIT 5

UNDERWRITING GUIDELINES

ON FILE WITH THE PURCHASER

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

                                                                   , being first duly sworn upon oath deposes and states:

That he/she is authorized by Bank of America, N.A. (“B of A”) to execute this Lost Note Affidavit on behalf of B of A.  Notwithstanding anything contained herein, he/she shall have no personal liability pursuant to this Lost Note Affidavit.

That the note dated                        , executed by                          in the original principal sum of $                               , payable to the order of                                    and secured by a mortgage (, or deed of trust or other instrument creating a lien securing the Note (as defined below)) date on premises commonly known as                                           , a copy of which is attached hereto as Exhibit A (the “Note”) was lost and /or destroyed and the affiant herein has no knowledge of the location or whereabouts of said Note and said Note has not been paid, satisfied, transferred, assigned, pledged, or hypothecated in any way.

NOW THEREFORE, for and in consideration of                                      and its successors and/or assigns, accepting a certified copy of the Note identified on Exhibit “A” in lieu of the original Note, B of A does hereby agree to defend, indemnify and hold harmless                                 its respective transferees, and their respective assigns (the “Indemnified”) from and against any and all loss or damage, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed) (collectively, the “Loss”) incurred as a result of the inability to enforce the Note in accordance with its terms due to the lack of an original Note or incurred by reason of any claim, demand, suit, cause of action or proceeding by a third party arising out of the Indemnified’s inability to enforce the Note according to its terms or the inability to receive any related insurance proceeds due to the lack of an original Note by a third party.  B of A shall pay any such Loss upon demand provided that B of A is notified of any such Loss in writing, after                         or transferee becomes aware of same, at the following address: Bank of America, 201 North Tryon Street, 5th Floor, Charlotte, North Carolina 28255; Attention: Secondary Marketing Manager; with copy to                            ; Attention:                               .  B of A does hereby further agree that should the original Note ever be found by it, it will promptly notify                              or its respective transferees, or their respective assigns, as applicable, and upon receipt by B of A of the original Note, will endorse to                                    or its designee or transferee, as applicable, without recourse, such original Note and promptly forward said Note to                                  or its designee or transferee, as applicable.  Upon receipt to the original Note by                           this indemnification agreement shall become null and void as to any loss accruing subsequent to                   ’s receipt of such original Note, however, B of A shall remain liable as to any loss accruing on or prior to                     ’s receipt of such original Note.

[SIGNATURE ON FOLLOWING PAGE]

Executed this                        day of                               , 200  .

BANK OF AMERICA, N.A.

By:

Witness:

Subscribed and sworn to before me this _______ day of_________________, 200__.

     Notary Public

EXHIBIT 7

FORM OF OPINION OF COUNSEL

September 9, 2002

Lehman Brothers Bank, FSB

745 7th Avenue, 5th Floor

New York, New York  10019

Ladies and Gentlemen:

I am Assistant General Counsel to Bank of America Corporation and have acted as special counsel to Bank of America, N.A. (the “Bank”) in connection with the transactions referred to herein.  In that capacity, I am familiar with the sale by the Bank of the Mortgage Loans pursuant to that certain Mortgage Loan Sale and Servicing Agreement by and between the Bank, as Seller and as Servicer, and Lehman Brothers Bank, FSB, as Purchaser, dated as of September 1, 2002 (the “Sale Agreement”).  Capitalized terms not otherwise defined herein have the meanings set forth in the Sale Agreement.

In connection with rendering this opinion letter, I have examined the Sale Agreement and such other records and other documents as I have deemed necessary and relevant.  As to matters of fact, I have examined and relied upon representations of the parties contained in the Sale Agreement and, where I have deemed appropriate, representations and certifications of officers of the Bank or public officials.  I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to me as copies.  I have assumed that all parties, except for the Bank, had the corporate power and authority to enter into and perform all obligations under such documents, and, as to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity, binding effect and enforceability of such documents.  I have not examined the Mortgages, the Mortgage Loan Documents or other documents in the Mortgage Files (such documents, collectively, the “Mortgage Documents”), and I express no opinion concerning the conformity of any of the Mortgage Documents to the requirements of the Sale Agreement.

The opinions set forth herein are limited to matters governed by the laws of the State of North Carolina and the federal laws of the United States of America, and no opinion is expressed herein as to the laws of any other jurisdiction.  For purposes of these opinions, I have disregarded the choice of law provision in the Sale Agreement and, instead, have assumed that the Sale Agreement is governed exclusively by the internal, substantive laws and judicial interpretation of the State of North Carolina.  I assume no obligation to supplement this opinion if any applicable laws change after the date of this opinion, or if I become aware of any facts that might change the opinions expressed herein after the date of this opinion.  I do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed below.

Based upon the foregoing, I am of the opinion that:

1.

The Bank is duly organized and validly existing as a national banking association in good standing under the federal laws of the United States and has the requisite power and authority, corporate or other, to own its own properties and conduct its own business, as presently conducted by it, and to enter into and perform its obligations under the Sale Agreement.

2.

The Bank has authorized the execution, delivery and performance of the Sale Agreement by all necessary corporate action and the Sale Agreement has been duly executed and delivered by the Bank.

3.

No consent, approval, authorization or order of any State of North Carolina or federal court or governmental agency or body is required for the execution, delivery and performance by the Bank of the Sale Agreement or the consummation by the Bank of the transactions contemplated by the terms of the Sale Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

4.

The Sale Agreement constitutes the legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, subject to the following:

(a)

This opinion is subject to the effect of applicable bankruptcy, insolvency, receivership, reorganization, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors’ rights generally.

(b)

The opinion is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), which may, among other things, deny rights of specific performance.

5.

The consummation of the transactions contemplated by, and the performance by the Bank of any other of the terms of, the Sale Agreement, will not result in a breach of any term or provision of the articles of association or by-laws of the Bank or, to the best of my knowledge, conflict with, result in a breach, violation or acceleration of, or constitute a default under, the terms of any material indenture or other material agreement or instrument to which the Bank is a party or by which it is bound or any order of any State of North Carolina or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank.

6.

To the best of my knowledge, there are no actions, proceedings or investigations pending or threatened before any court,  administrative agency or other tribunal (a) asserting the invalidity of the Sale Agreement or (b) seeking to prevent the consummation of any of the transactions contemplated by the Sale Agreement, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, the Sale Agreement.

This opinion letter is rendered for the sole benefit of the persons or entities to which it is addressed, and no other person or entity is entitled to rely hereon without my prior written consent.  Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

Very truly yours,

Mark T. Cain

Assistant General Counsel

EXHIBIT 8

FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 9

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

                              , 2002

Bank of America, N.A. hereby certifies that it has established the account described below as a Custodial Account pursuant to Subsection 11.04 of the Mortgage Loan Sale and Servicing Agreement, dated September 1, 2002, Fixed Rate Mortgage Loans, Loan Package 2002-SAS-U.

Title of Account:

“Bank of America, N.A., in trust for Lehman Brothers Bank, FSB, as Purchaser of Mortgage Loans and various Mortgagors.”

Account Number:

Address of office or

branch of Bank of America, N.A.

at which the Custodial

Account is maintained (indicate one):

□

101 East Main Street, Suite 400

Louisville, Kentucky  40232

□

475 Crosspoint Parkway

Getzville, New York  14068-9000

BANK OF AMERICA, N.A.

By:

Name:

Title:

EXHIBIT 10

FORM OF ESCROW ACCOUNT CERTIFICATION

                         , 2002

Bank of America, N.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Subsection 11.06 of the Mortgage Loan Sale and Servicing Agreement, dated September 1, 2002, Fixed-Rate Mortgage Loans, Loan Package 2002-SAS-U.

Title of Account:

“Bank of America, N.A., in trust for Lehman Brothers Bank, FSB, as Purchaser of Mortgage Loans and various Mortgagors.”

Account Number:

Address of office or

branch of Bank of America, N.A.

at which the Escrow

Account is maintained (indicate one):

□

101 East Main Street, Suite 400

Louisville, Kentucky  40232

□

475 Crosspoint Parkway

Getzville, New York  14068-9000

BANK OF AMERICA, N.A.

By:

Name:

Title:

SCHEDULE 7.01(ee)

LIST OF DELINQUENT MORTGAGE LOANS

EXHIBIT C

Schedule of Serviced Mortgage Loans

Exhibit D-1

STANDARD LAYOUT

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,

REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for

7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for

.25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for

6.75%

PIPMT

P&I CONSTANT, REQUIRED

Number two decimals

.00 IF PAIDOFF

EXHIBIT D-2

STANDARD DEFAULT FILE FORMAT

1.

Deal Identifier by Loan

2.

SBO Loan Number

3.

Loan Number

4.

Investor Loan Number

5.

Street Address

6.

City

7.

State

8.

Zip Code

9.

Original Loan Amount

10.

Origination Date

11.

First Payment Date

12.

Current Loan Amount

13.

Current Interest Rate

14.

Current P&I Payment Amount

15.

Scheduled Balance

16.

Scheduled Due Date

17.

Next Rate Adjustment Date

18.

Next Payment Adjustment Date

19.

Loan Term

20.

Loan Type

21.

Servicing Fee

22.

Product Type

23.

Property Type

24.

Ownership Code

25.

Actual Due Date

26.

Delinquency Status

27.

Reason for Default

28.

FC Flag

29.

Date Loan Reinstated

30.

FC Suspended Date

31.

Reason Suspended

32.

FC Start Date (referral date)

33.

Actual Notice of Intent Date

34.

Actual First Legal Date

35.

Date Bid Instructions Sent

36.

Date F/C Sale Scheduled

37.

Foreclosure Actual Sale Date

38.

Actual Redemption End Date

39.

Occupancy Status

40.

Occupancy Status Date

41.

Actual Eviction Start Date

42.

Actual Eviction Complete Date

43.

Loss Mit Workstation Status

44.

Loss Mit Flag

45.

Loss Mit Type

46.

Loss Mit Start Date

47.

Loss Mit Approval Date

48.

Loss Mit Removal Date

49.

REO Flag

50.

Actual REO Start Date

51.

REO List Date

52.

REO List Price

53.

Date REO Offer Received

54.

Date REO Offer Accepted

55.

REO Scheduled Close Date

56.

REO Actual Closing Date

57.

REO Net Sales proceeds

58.

REO Sales Price

59.

Paid Off Code

60.

Paid in Full Date

61.

MI Certificate Number

62.

MI Cost

63.

Other Advance Expenses

64.

T&I Advances

65.

Interest Advances

66.

Liquidation Status

67.

BK Atty Fees & Costs

68.

FC Atty Fees & Costs

69.

Eviction Atty Fees & Costs

70.

Appraisal, BPO Costs

71.

Property Preservation Fees

72.

Actual  Claim Filed Date

73.

Actual Claim Amount Filed

74.

Claim Amount Paid

75.

Claim Funds Received Date

76.

Realized Gain or Loss

77.

BK Flag

78.

Bankruptcy Chapter

79.

Actual Bankruptcy Start Date

80.

Actual Payment Plan Start Date

81.

Actual Payment Plan End Date

82.

Date POC Filed

83.

Date Filed Relief/Dismissal

84.

Relief/Dismissal Hearing Date

85.

Date Relief/Dismissal Granted

86.

Post Petition Due Date

87.

Prepayment Flag

88.

Prepayment Waived

89.

Prepayment Premium Collected

90.

Partial Prepayment Amount Collected

91.

Prepayment Expiration Date

92.

Origination Value Date

93.

Origination Value Source

94.

Original Value Amount

95.

FC Valuation Amount

96.

FC Valuation Source

97.

FC Valuation Date

98.

REO Value Source

99.

REO  Value(As-is)

100.

REO  Repaired Value

101.

REO Value Date

102.

Investor/Security Billing Date Sent